UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2023

Date of reporting period:	11/30/2023

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

ANNUAL REPORT

NOVEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2023.

Although central banks raised interest rates to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Stocks rallied early in the period and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 12, 2024

PGIM Jennison Financial Services Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-0.72	7.83	4.20	—

(without sales charges)	5.05	9.05	4.79	—

Class C

(with sales charges)	3.21	8.23	4.03	—

(without sales charges)	4.21	8.23	4.03	—

Class R

(without sales charges)	4.78	8.76	4.54	—

Class Z

(without sales charges)	5.35	9.38	5.11	—

Class R6

(without sales charges)	5.46	9.45	N/A	6.02 (1/26/2018)

S&P Composite 1500 Financials Index

	-0.35	7.77	9.56	—

S&P Composite 1500 Index

	12.62	12.07	11.50	—

Average Annual Total Returns as of 11/30/23 Since Inception (%)

Class R6 (1/26/2018)

S&P Composite 1500 Financials Index	5.19

S&P Composite 1500 Index	10.14

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2013) and the account values at the end of the current fiscal year (November 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Financial Services Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P Composite 1500 Financials Index*—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

* The S&P Composite 1500 Financials Index and the S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

JPMorgan Chase & Co.	Diversified Banks	9.2%

Chubb Ltd.	Property & Casualty Insurance	6.8%

KKR & Co., Inc.	Asset Management & Custody Banks	6.6%

Visa, Inc. (Class A Stock)	Transaction & Payment Processing Services	6.2%

Mastercard, Inc. (Class A Stock)	Transaction & Payment Processing Services	5.6%

American Express Co.	Consumer Finance	5.5%

Goldman Sachs Group, Inc. (The)	Investment Banking & Brokerage	5.3%

Moody’s Corp.	Financial Exchanges & Data	4.8%

Bank of America Corp.	Diversified Banks	4.7%

PNC Financial Services Group, Inc. (The)	Diversified Banks	4.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Financial Services Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned 5.35% in the 12-month reporting period that ended November 30, 2023, outperforming the –0.35% return of the S&P Composite 1500 Financials Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In March and April 2023, the failures of several regional banks raised concerns regarding the overall health of the banking industry and drove most financial sector shares sharply lower. However, swift action by federal authorities and support from larger banks eased those concerns.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments added to investor unease. Threats of a federal government shutdown, strikes at several US auto makers, and tensions with China made the path to slower growth and a soft landing appear more problematic. Oil prices moved higher in response to coordinated supply restraints implemented by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months, while employment and home prices held firm.

•	The final two months of the reporting period saw a mild reversal of some of the trends that occurred over the summer. Investors saw lower long-term interest rates; lower

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forward pricing of risk and uncertainty (illustrated by tightening high yield spreads); better news on inflation; a temporary resolution on government funding; and upside surprises about the resiliency of the US consumer and net-worth dynamics.

What worked?

•	The industries that contributed the most to the Fund’s absolute and relative performance during the reporting period included financial services, capital markets, and banks.

•	Within capital markets, KKR & Co. Inc. and Moody’s Corp. were top individual contributors.

•

KKR, one of the world’s largest alternative asset managers, holds over $450 billion in assets under management. Pensions and endowments continued to increase their allocation to alternatives, tending to favor the largest and most successful alternative managers. KKR benefited from this trend and from the company’s expanding distribution into the retail market. KKR’s business model remains attractively valued, especially given the company’s strong recurring revenues and consistent ability to raise fee-based assets to fund ongoing deal-making activity.

•

Moody’s operates globally as an integrated risk assessment firm in two segments: Moody’s Investors Service and Moody’s Analytics. Moody’s, along with S&P Global Inc., dominates the global ratings business, with significant barriers to entry and material fixed-cost leverage. Jennison believes Moody’s is positioned to benefit from normalizing debt issuance and can generate double-digit revenue growth, while significantly increasing operating margins over the next few years. The company generates durable and consistent growth, and is well positioned in this difficult macro-economic environment. Moody’s stock sold off mildly in the third quarter of 2023, mainly due to profit taking after strong performance in the first half of the year.

•	Within financial services, Apollo Global Management Inc. and Visa Inc. were top individual contributors.

•

Global alternative asset manager Apollo offers asset management and retirement services solutions. The company’s asset management business raises, invests, and manages funds, separate accounts, and other vehicles on behalf of pension, endowment, and sovereign wealth funds, as well as other institutional and individual investors. The asset management business focuses on three investing strategies: yield, hybrid, and equity. The company produced favorable fundamental results (especially in its fee-based businesses), reporting solid earnings and issuing favorable guidance.

•

As the world’s largest credit card network, Visa continued to benefit from the ongoing shift in consumer and business activity in favor of e-commerce, contactless payments, and cross-border transactions. The proliferation of merchant-and consumer-friendly payment processing options only accelerates these trends and the gradual transition to a more cashless economy. Jennison expects Visa to deliver

PGIM Jennison Financial Services Fund    9

Strategy and Performance Overview* (continued)

consistent, profitable growth over the next several years and considers the stock a core holding. The company has developed a durable business model, in which its global scale provides a competitive advantage.

•

Within banks, JPMorgan Chase, was the top individual contributor. A US-based multinational investment bank and financial services company, the company maintains a diversified business mix and strong balance sheet. After the stock sold off in the first quarter of 2023 over concerns regarding ongoing Fed tightening, a possible recession, and potential fallout from the regional banking crisis, shares recovered from excessive pessimism as the company reported solid earnings results. The quality and durability of its business model supported the stock as well. Jennison favors JPMorgan Chase for its strategic growth initiatives to leverage its scale and deepen customer relationships across the company’s diversified businesses, while committing to investment spending and productivity improvement.

What didn’t work?

•

Although the Fund posted positive absolute returns in insurance and consumer finance, security selection in both industries modestly detracted from relative performance during the reporting period. In addition, despite positive relative performance in the banking industry, several of the Fund’s individual banking holdings materially detracted from relative returns.

•	Among bank holdings, Bank of America Corp., PNC Financial Services Group Inc., and Truist Financial Corp. were significant detractors.

•

Bank of America serves individual consumers, small and middle market businesses, institutional investors, large corporations, and governments with a range of banking, investing, asset management, and other financial and risk management products and services. It has a strong retail franchise, multiple commercial business levers for growth, and improving fee-income dynamics. Despite its solid capitalization, diversified funding sources, and well-regarded senior leadership and risk management infrastructure, shares declined over concerns regarding the regional banking crisis during the first quarter of 2023, its commercial real estate assets, and possible credit risks from the slowing economy heading into 2024. Jennison believes that the sell-off in the company’s shares was not merited.

•

One of the largest diversified financial services companies in the US, PNC is regarded as a well-managed ‘smart operator.’ Despite its solid capitalization, diversified funding sources, and well-regarded senior leadership and risk management infrastructure, the bank struggled over concerns regarding the regional banking crisis, its commercial real estate assets, and possible higher credit losses from the slowing economy heading into 2024. Jennison believes that the sell-off in PNC’s shares was not merited.

•	Truist Financial, the sixth-largest US bank by assets, was established in the merger between BB&T Corp. and SunTrust Banks Inc. in 2019. Truist offers traditional banking

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services to individuals, businesses, and municipalities, and operates within several Southeastern and Mid-Atlantic markets. The company also operates nationally through its insurance brokerage, investment banking, mortgage banking, specialty finance, and digital lending verticals. Shares were negatively impacted by the regional banking crisis, concerns regarding the company’s commercial real estate assets, and possible additional credit losses from the slowing economy heading into 2024. Jennison believes that the sell-off in Truist shares was not merited.

•

Within insurance, MetLife, Inc. was the most significant detractor. A recognized leader in protection planning and retirement and savings solutions, the company has established a presence in more than 40 markets globally through organic growth, acquisitions, joint ventures, and other partnerships. MetLife offers life, accident, and health insurance, as well as retirement and savings products through agents, third-party distributors (such as banks and brokers), and direct marketing channels. Jennison believes that the company is a solid, high-single-digit earnings grower with shares selling at an attractive valuation. MetLife’s scale makes it one of the most profitable companies in the insurance space. The stock recovered nicely from the sell-off in the first quarter of 2023, which was not based on fundamentals but on unfounded asset-quality fears for all insurance companies related to the regional banking crisis. Other concerns weighing on shares included possible issues regarding the company’s commercial real estate assets and possible other credit risks from the slowing economy heading into 2024.

•

In capital markets, The Goldman Sachs Group Inc. detracted notably. Like Bank of America, MetLife, and Truist Financial, described above, Goldman shares suffered due to concerns regarding the regional banking crisis, its commercial real estate assets, and possible credit risks and deteriorating deal-making activity from the slowing global economy heading into 2024. Jennison believes that the sell-off in Goldman shares was not merited.

Current outlook

•

Sentiment in the near term is clouded by uncertainties due to, but not limited to, repeated threats of a government shutdown, auto strikes, the restart of student loan repayments, as well as the lagged effect on financing costs and spending intentions from interest rates that are at 15-year highs. These impediments will likely weigh on economic growth into year-end and deepen the deceleration that Jennison has been anticipating since the year began.

•

US consumers, with less robust prospects overall, are beginning to show signs of financial stress—primarily at lower income levels. Overall, a healthy employment backdrop and residential real estate strength, which bolsters net worth, are variables that point to a moderate economic slowdown. The Fund’s holdings related most directly to consumer spending remain tightly focused on leading brands, retailers, and service providers that appear best positioned to take wallet share and grow revenues and profits on a multi-year basis.

PGIM Jennison Financial Services Fund    11

Strategy and Performance Overview* (Continued)

•

Across a broad range of industries, technology spending trends have turned to cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. Now more than a year into this environment, Jennison expects to see greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative artificial intelligence capabilities remain at the forefront of longer-term investment plans across a wide range of business model types.

•

Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop. It is important to emphasize that slowing growth is a feature—but not the defining factor—that will influence the performance and financial results of the Fund’s holdings over a longer-term investment horizon. Jennison believes that ability to innovate, invest, and grow free cash flows through variable macroeconomic environments will underpin the ability to generate above-average returns.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Financial Services Fund    13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,165.00	1.38%	$7.49

	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

Class C	Actual	$1,000.00	$1,160.80	2.10%	$11.38

	Hypothetical	$1,000.00	$1,014.54	2.10%	$10.61

Class R	Actual	$1,000.00	$1,163.30	1.62%	$8.79

	Hypothetical	$1,000.00	$1,016.95	1.62%	$8.19

Class Z	Actual	$1,000.00	$1,166.90	1.09%	$5.92

	Hypothetical	$1,000.00	$1,019.60	1.09%	$5.52

Class R6	Actual	$1,000.00	$1,167.30	1.01%	$5.49

	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of November 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS

Asset Management & Custody Banks 10.8%

Ares Management Corp. (Class A Stock)	15,467	$1,736,171
AssetMark Financial Holdings, Inc.*	37,250	955,090
Blackstone, Inc.	16,529	1,857,364
Bridge Investment Group Holdings, Inc. (Class A Stock)	94,362	706,771
KKR & Co., Inc.	107,973	8,188,672

		13,444,068

Consumer Finance 5.5%

American Express Co.	39,877	6,809,794

Diversified Banks 19.2%

Bank of America Corp.	190,770	5,816,577
JPMorgan Chase & Co.	73,446	11,463,452
NU Holdings Ltd. (Brazil) (Class A Stock)*	93,621	762,075
PNC Financial Services Group, Inc. (The)	43,084	5,771,533

		23,813,637

Financial Exchanges & Data 4.8%

Moody’s Corp.	16,183	5,906,148

Insurance Brokers 6.9%

Marsh & McLennan Cos., Inc.	28,146	5,612,875
Ryan Specialty Holdings, Inc.*	64,539	2,960,404

		8,573,279

Investment Banking & Brokerage 6.4%

Goldman Sachs Group, Inc. (The)	19,484	6,654,566
Houlihan Lokey, Inc.	12,564	1,353,394

		8,007,960

Life & Health Insurance 4.4%

MetLife, Inc.	86,802	5,523,211

Mortgage REITs 1.0%

Ladder Capital Corp., REIT	113,524	1,272,604

Other Diversified Financial Services 3.8%

Apollo Global Management, Inc.	51,864	4,771,488

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    15

Schedule of Investments  (continued)

as of November 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Property & Casualty Insurance 8.0%

Axis Capital Holdings Ltd.	27,252	$1,535,377
Chubb Ltd.	36,811	8,445,548

		9,980,925

Regional Banks 9.8%

BankUnited, Inc.	36,034	994,178
East West Bancorp, Inc.	21,727	1,367,063
First Bancorp	29,716	931,299
First Interstate BancSystem, Inc. (Class A Stock)	33,063	856,001
Pinnacle Financial Partners, Inc.	17,868	1,296,681
Truist Financial Corp.	175,455	5,639,124
Wintrust Financial Corp.	12,385	1,061,023

		12,145,369

Reinsurance 2.5%

RenaissanceRe Holdings Ltd. (Bermuda)	14,549	3,118,724

Transaction & Payment Processing Services 15.8%

FleetCor Technologies, Inc.*	20,800	5,002,400
Mastercard, Inc. (Class A Stock)	16,675	6,900,615
Visa, Inc. (Class A Stock)(a)	29,897	7,673,962

		19,576,977

TOTAL LONG-TERM INVESTMENTS (cost $82,787,340)		122,944,184

SHORT-TERM INVESTMENTS 6.3%

AFFILIATED MUTUAL FUNDS

PGIM Core Government Money Market Fund(wb)	1,299,911	1,299,911
PGIM Institutional Money Market Fund (cost $6,603,197; includes $6,587,574 of cash collateral for securities on loan)(b)(wb)	6,606,495	6,603,853

TOTAL SHORT-TERM INVESTMENTS (cost $7,903,108)		7,903,764

TOTAL INVESTMENTS 105.2% (cost $90,690,448)		130,847,948
Liabilities in excess of other assets (5.2)%		(6,492,972)

NET ASSETS 100.0%		$124,354,976

See Notes to Financial Statements.

16

Below is a list of the abbreviation(s) used in the annual report:

REITs—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,519,672; cash collateral of $6,587,574 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Asset Management & Custody Banks	$13,444,068	$—	$—
Consumer Finance	6,809,794	—	—
Diversified Banks	23,813,637	—	—
Financial Exchanges & Data	5,906,148	—	—
Insurance Brokers	8,573,279	—	—
Investment Banking & Brokerage	8,007,960	—	—
Life & Health Insurance	5,523,211	—	—
Mortgage REITs	1,272,604	—	—
Other Diversified Financial Services	4,771,488	—	—
Property & Casualty Insurance	9,980,925	—	—
Regional Banks	12,145,369	—	—
Reinsurance	3,118,724	—	—
Transaction & Payment Processing Services	19,576,977	—	—
Short-Term Investments
Affiliated Mutual Funds	7,903,764	—	—

Total	$130,847,948	$—	$—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    17

Schedule of Investments  (continued)

as of November 30, 2023

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2023 were as follows:

Diversified Banks	19.2%
Transaction & Payment Processing Services	15.8
Asset Management & Custody Banks	10.8
Regional Banks	9.8
Property & Casualty Insurance	8.0
Insurance Brokers	6.9
Investment Banking & Brokerage	6.4
Affiliated Mutual Funds (5.3% represents investments purchased with collateral from securities on loan)	6.3
Consumer Finance	5.5

Financial Exchanges & Data	4.8%
Life & Health Insurance	4.4
Other Diversified Financial Services	3.8
Reinsurance	2.5
Mortgage REITs	1.0

105.2
Liabilities in excess of other assets	(5.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$6,519,672	$(6,519,672)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of November 30, 2023

Assets

Investments at value, including securities on loan of $6,519,672:
Unaffiliated investments (cost $82,787,340)	$122,944,184
Affiliated investments (cost $7,903,108)	7,903,764
Dividends receivable	304,461
Receivable for Fund shares sold	95,098
Tax reclaim receivable	463
Prepaid expenses and other assets	1,389

Total Assets	131,249,359

Liabilities

Payable to broker for collateral for securities on loan	6,587,574
Payable for Fund shares purchased	111,644
Accrued expenses and other liabilities	86,667
Management fee payable	72,768
Distribution fee payable	27,604
Affiliated transfer agent fee payable	5,966
Directors’ fees payable	2,160

Total Liabilities	6,894,383

Net Assets	$124,354,976

Net assets were comprised of:
Common stock, at par	$67,290
Paid-in capital in excess of par	76,691,037
Total distributable earnings (loss)	47,596,649

Net assets, November 30, 2023	$124,354,976

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    19

Statement of Assets and Liabilities

as of November 30, 2023

Class A

Net asset value and redemption price per share,
($81,951,144 ÷ 4,430,544 shares of common stock issued and outstanding)	$18.50
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price to public	$19.58

Class C

Net asset value, offering price and redemption price per share,
($6,810,331 ÷ 430,723 shares of common stock issued and outstanding)	$15.81

Class R

Net asset value, offering price and redemption price per share,
($7,106,759 ÷ 386,560 shares of common stock issued and outstanding)	$18.38

Class Z

Net asset value, offering price and redemption price per share,
($27,527,653 ÷ 1,431,358 shares of common stock issued and outstanding)	$19.23

Class R6

Net asset value, offering price and redemption price per share,
($959,089 ÷ 49,795 shares of common stock issued and outstanding)	$19.26

See Notes to Financial Statements.

20

Statement of Operations

Year Ended November 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$2,847,834
Affiliated dividend income	26,720
Affiliated income from securities lending, net	3,122

Total income	2,877,676

Expenses
Management fee	905,052
Distribution fee(a)	366,751
Transfer agent’s fees and expenses (including affiliated expense of $61,583)(a)	178,240
Professional fees	54,585
Registration fees(a)	47,651
Custodian and accounting fees	41,263
Shareholders’ reports	31,515
Audit fee	24,910
Directors’ fees	11,722
Miscellaneous	25,782

Total expenses	1,687,471
Less: Fee waiver and/or expense reimbursement(a)	(8,365)
Distribution fee waiver(a)	(18,716)

Net expenses	1,660,390

Net investment income (loss)	1,217,286

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $1,627)	6,677,734
Foreign currency transactions	(9,414)

6,668,320

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $656)	(2,855,027)
Foreign currencies	21

(2,855,006)

Net gain (loss) on investment and foreign currency transactions	3,813,314

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,030,600

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	239,589	71,015	56,147	—	—
Transfer agent’s fees and expenses	120,943	11,111	11,779	33,731	676
Registration fees	14,091	7,434	4,884	11,994	9,248
Fee waiver and/or expense reimbursement	—	—	—	—	(8,365)
Distribution fee waiver	—	—	(18,716)	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    21

Statements of Changes in Net Assets

	Year Ended November 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,217,286	$1,009,040
Net realized gain (loss) on investment and foreign currency transactions	6,668,320	4,095,729
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,855,006)	(25,659,932)

Net increase (decrease) in net assets resulting from operations	5,030,600	(20,555,163)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,201,260)	(9,847,959)
Class C	(242,221)	(1,323,503)
Class R	(212,509)	(1,004,772)
Class Z	(739,923)	(3,358,342)
Class R6	(120,487)	(776,994)

	(3,516,400)	(16,311,570)

Fund share transactions (Net of share conversions)

Net proceeds from shares sold	10,390,492	22,826,436
Net asset value of shares issued in reinvestment of dividends and distributions	3,436,057	15,864,122
Cost of shares purchased	(31,151,294)	(37,063,630)

Net increase (decrease) in net assets from Fund share transactions	(17,324,745)	1,626,928

Total increase (decrease)	(15,810,545)	(35,239,805)

Net Assets:

Beginning of year	140,165,521	175,405,326

End of year	$124,354,976	$140,165,521

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.10	$22.44	$16.46	$15.93	$13.87
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.12	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.68	(2.39)	6.00	0.55	2.07
Total from investment operations	0.85	(2.27)	6.05	0.62	2.15
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.07)	(0.09)	(0.03)
Distributions from net realized gains	(0.44)	(1.93)	-	-	(0.06)
Total dividends and distributions	(0.45)	(2.07)	(0.07)	(0.09)	(0.09)
Net asset value, end of year	$18.50	$18.10	$22.44	$16.46	$15.93
Total Return(b):	5.05%	(10.81)%	36.90%	3.87%	15.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,951	$89,050	$106,999	$74,696	$81,555
Average net assets (000)	$79,863	$92,152	$99,402	$69,614	$77,111
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.38%	1.34%	1.29%	1.39%	1.38%
Expenses before waivers and/or expense reimbursement	1.38%	1.34%	1.29%	1.39%	1.38%
Net investment income (loss)	1.01%	0.65%	0.25%	0.48%	0.54%
Portfolio turnover rate(d)	20%	34%	39%	38%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    23

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,

	2023	2022		2021		2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.65	$19.79		$14.57		$14.13		$12.37
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02	)(b)	(0.09	)(b)	(0.03	)(b)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57	(2.09)		5.31		0.47		1.84
Total from investment operations	0.60	(2.11)		5.22		0.44		1.82
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)		-		(-	)(c)	-
Distributions from net realized gains	(0.44)	(1.93)		-		-		(0.06)
Total dividends and distributions	(0.44)	(2.03)		-		(-	)(c)	(0.06)
Net asset value, end of year	$15.81	$15.65		$19.79		$14.57		$14.13
Total Return(d):	4.21%	(11.53)%		35.83%		3.14%		14.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,810	$9,061		$13,028		$11,366		$15,452
Average net assets (000)	$7,101	$10,341		$13,144		$11,917		$19,307
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.17%	2.14%		2.03%		2.14%		2.09%
Expenses before waivers and/or expense reimbursement	2.17%	2.14%		2.03%		2.14%		2.09%
Net investment income (loss)	0.21%	(0.14)%		(0.47)%		(0.26)%		(0.18)%
Portfolio turnover rate(f)	20%	34%		39%		38%		14%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares
	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.02	$22.36	$16.42		$15.89	$13.83
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.07	(-	)(b)(c)	0.03	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67	(2.38)	5.98		0.54	2.09
Total from investment operations	0.80	(2.31)	5.98		0.57	2.12
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)	(0.04)		(0.04)	-
Distributions from net realized gains	(0.44)	(1.93)	-		-	(0.06)
Total dividends and distributions	(0.44)	(2.03)	(0.04)		(0.04)	(0.06)
Net asset value, end of year	$18.38	$18.02	$22.36		$16.42	$15.89
Total Return(d):	4.78%	(11.05)%	36.47%		3.66%	15.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,107	$8,735	$11,121		$9,087	$12,077
Average net assets (000)	$7,486	$9,105	$10,866		$9,490	$12,864
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.63%	1.60%	1.56%		1.64%	1.69%
Expenses before waivers and/or expense reimbursement	1.88%	1.85%	1.81%		1.89%	1.94%
Net investment income (loss)	0.76%	0.39%	(0.01)%		0.24%	0.22%
Portfolio turnover rate(f)	20%	34%	39%		38%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    25

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.80	$23.23	$17.03	$16.47	$14.34
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.18	0.12	0.12	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.70	(2.48)	6.19	0.57	2.14
Total from investment operations	0.93	(2.30)	6.31	0.69	2.27
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.20)	(0.11)	(0.13)	(0.08)
Distributions from net realized gains	(0.44)	(1.93)	-	-	(0.06)
Total dividends and distributions	(0.50)	(2.13)	(0.11)	(0.13)	(0.14)
Net asset value, end of year	$19.23	$18.80	$23.23	$17.03	$16.47
Total Return(b):	5.35%	(10.57)%	37.25%	4.22%	16.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,528	$27,930	$35,907	$29,391	$43,675
Average net assets (000)	$24,793	$30,795	$36,604	$34,346	$40,671
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.05%	1.00%	1.09%	1.04%
Expenses before waivers and/or expense reimbursement	1.09%	1.05%	1.00%	1.09%	1.04%
Net investment income (loss)	1.29%	0.95%	0.56%	0.80%	0.87%
Portfolio turnover rate(d)	20%	34%	39%	38%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R6 Shares
	Year Ended November 30,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.82		$23.24	$17.05	$16.48	$14.34
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.19	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73		(2.48)	6.21	0.58	2.14
Total from investment operations	0.95		(2.29)	6.31	0.71	2.28
Less Dividends and Distributions:
Dividends from net investment income	(0.07)		(0.20)	(0.12)	(0.14)	(0.08)
Distributions from net realized gains	(0.44)		(1.93)	-	-	(0.06)
Total dividends and distributions	(0.51)		(2.13)	(0.12)	(0.14)	(0.14)
Net asset value, end of year	$19.26		$18.82	$23.24	$17.05	$16.48
Total Return(b):	5.46%		(10.51)%	37.25%	4.30%	16.25%

Ratios/Supplemental Data:
Net assets, end of year (000)	$959		$5,389	$8,350	$12	$11
Average net assets (000)	$1,430		$9,380	$4,471	$10	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01	%(d)	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.60%		1.06%	1.15%	77.93%	263.59%
Net investment income (loss)	1.26%		1.03%	0.45%	0.86%	0.93%
Portfolio turnover rate(e)	20%		34%	39%	38%	14%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-reoccurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended November 30, 2023.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund    27

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

28

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Financial Services Fund    29

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

30

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison Financial Services Fund    31

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

32

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% to $1 billion of average daily net assets;	0.75%
0.70% over $1 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R6	1.00

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has

PGIM Jennison Financial Services Fund    33

Notes to Financial Statements (continued)

contractually agreed through March 31, 2025 to limit such fees on certain classes based on daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.30%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended November 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$45,549	$65
C	—	216

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

34

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$24,332,714	$45,445,071

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$14,583,239	$13,283,328	$ —	$ —	$1,299,911	1,299,911	$26,720

PGIM Institutional Money Market Fund(1)(b)(wb)
—	23,320,815	16,719,245	656	1,627	6,603,853	6,606,495	3,122	(2)
$—	$37,904,054	$30,002,573	$656	$1,627	$7,903,764		$29,842

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Jennison Financial Services Fund    35

Notes to Financial Statements (continued)

For the year ended November 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$163,025	$3,353,375	$—	$3,516,400

For the year ended November 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$5,311,154	$11,000,416	$—	$16,311,570

For the year ended November 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,184,094	$6,521,091

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$90,956,452	$41,568,686	$(1,677,190)	$39,891,496

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a

36

CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 400,000,000 of which are designated as shares of the Fund. The authorized shares of the fund are currently classified and designated as follows:

Class	Number of Shares
A	50,000,000
B	5,000,000
C	40,000,000
R	75,000,000
Z	90,000,000
T	50,000,000
R6	90,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	731	1.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	63.3

PGIM Jennison Financial Services Fund    37

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2023:
Shares sold	176,948	$2,997,941
Shares issued in reinvestment of dividends and distributions	131,480	2,129,983
Shares purchased	(826,181)	(14,027,521)
Net increase (decrease) in shares outstanding before conversion	(517,753)	(8,899,597)
Shares issued upon conversion from other share class(es)	60,238	1,029,274
Shares purchased upon conversion into other share class(es)	(33,169)	(569,558)
Net increase (decrease) in shares outstanding	(490,684)	$(8,439,881)

Year ended November 30, 2022:
Shares sold	464,549	$8,672,171
Shares issued in reinvestment of dividends and distributions	481,906	9,435,715
Shares purchased	(841,419)	(14,949,869)
Net increase (decrease) in shares outstanding before conversion	105,036	3,158,017
Shares issued upon conversion from other share class(es)	89,936	1,649,559
Shares purchased upon conversion into other share class(es)	(42,003)	(764,650)
Net increase (decrease) in shares outstanding	152,969	$4,042,926

Class C
Year ended November 30, 2023:
Shares sold	65,725	$962,421
Shares issued in reinvestment of dividends and distributions	17,358	242,137
Shares purchased	(151,344)	(2,195,211)
Net increase (decrease) in shares outstanding before conversion	(68,261)	(990,653)
Shares purchased upon conversion into other share class(es)	(80,104)	(1,172,484)
Net increase (decrease) in shares outstanding	(148,365)	$(2,163,137)

Year ended November 30, 2022:
Shares sold	79,498	$1,344,960
Shares issued in reinvestment of dividends and distributions	77,515	1,322,406
Shares purchased	(118,727)	(1,829,539)
Net increase (decrease) in shares outstanding before conversion	38,286	837,827
Shares purchased upon conversion into other share class(es)	(117,443)	(1,875,144)
Net increase (decrease) in shares outstanding	(79,157)	$(1,037,317)

38

Share Class	Shares	Amount

Class R
Year ended November 30, 2023:
Shares sold	23,433	$392,407
Shares issued in reinvestment of dividends and distributions	13,167	212,509
Shares purchased	(134,765)	(2,266,571)
Net increase (decrease) in shares outstanding	(98,165)	$(1,661,655)

Year ended November 30, 2022:
Shares sold	38,639	$707,238
Shares issued in reinvestment of dividends and distributions	51,421	1,004,772
Shares purchased	(102,608)	(1,876,555)
Net increase (decrease) in shares outstanding	(12,548)	$(164,545)

Class Z
Year ended November 30, 2023:
Shares sold	325,836	$5,875,901
Shares issued in reinvestment of dividends and distributions	43,508	730,941
Shares purchased	(463,183)	(8,071,964)
Net increase (decrease) in shares outstanding before conversion	(93,839)	(1,465,122)
Shares issued upon conversion from other share class(es)	40,691	722,047
Shares purchased upon conversion into other share class(es)	(1,164)	(20,153)
Net increase (decrease) in shares outstanding	(54,312)	$(763,228)

Year ended November 30, 2022:
Shares sold	297,615	$6,009,522
Shares issued in reinvestment of dividends and distributions	163,917	3,324,235
Shares purchased	(570,124)	(10,506,350)
Net increase (decrease) in shares outstanding before conversion	(108,592)	(1,172,593)
Shares issued upon conversion from other share class(es)	52,056	988,537
Shares purchased upon conversion into other share class(es)	(3,396)	(61,303)
Net increase (decrease) in shares outstanding	(59,932)	$(245,359)

Class R6
Year ended November 30, 2023:
Shares sold	9,011	$161,822
Shares issued in reinvestment of dividends and distributions	7,172	120,487
Shares purchased	(253,410)	(4,590,027)
Net increase (decrease) in shares outstanding before conversion	(237,227)	(4,307,718)
Shares issued upon conversion from other share class(es)	606	10,874
Net increase (decrease) in shares outstanding	(236,621)	$(4,296,844)

PGIM Jennison Financial Services Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2022:
Shares sold	322,159	$6,092,545
Shares issued in reinvestment of dividends and distributions	38,294	776,994
Shares purchased	(436,892)	(7,901,317)
Net increase (decrease) in shares outstanding before conversion	(76,439)	(1,031,778)
Shares issued upon conversion from other share class(es)	3,549	63,001
Net increase (decrease) in shares outstanding	(72,890)	$(968,777)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2023. The average daily balance for the 67 days that the Fund had loans outstanding during the period was approximately $280,000, borrowed at a weighted average interest rate of 5.51%. The maximum loan outstanding amount during the period was $685,000. At November 30, 2023, the Fund did not have an outstanding loan amount.

40

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition, cyberattacks and technology malfunctions and failures and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes

PGIM Jennison Financial Services Fund    41

Notes to Financial Statements (continued)

in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

42

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually

PGIM Jennison Financial Services Fund    43

Notes to Financial Statements (continued)

engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

44

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Financial Services Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Financial Services Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the four years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for the year ended November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 18, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Financial Services Fund    45

Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2023, the Fund reports the maximum amount allowed per share, but not less than $0.44 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Financial Services Fund	100.00%	100.00%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2022.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 106	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

PGIM Jennison Financial Services Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 106	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund and the PGIM Rock ETF Trust; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since December 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer of the PGIM Rock ETF Trust; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

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∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	3rd Quartile	2nd Quartile	1st Quartile	4th Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark over all periods.

Visit our website at pgim.com/investments

•

The Board considered PGIM Investments’ assertion that despite recent underperformance, PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its three- and five-year performance versus peers.

•	The Board also considered that the Fund outperformed its benchmark index and peer group average for the year-to-date, one-, three-and five-year periods ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 1.00% through March 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PFSAX	PUFCX	PSSRX	PFSZX	PFSQX

CUSIP	74441P106	74441P304	74441P783	74441P403	74441P734

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2023.

Although central banks raised interest rates to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Stocks rallied early in the period and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Health Sciences Fund

January 12, 2024

PGIM Jennison Health Sciences Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-0.46	6.59	9.65	—

(without sales charges)	5.34	7.80	10.27	—

Class C

(with sales charges)	3.44	6.98	9.47	—

(without sales charges)	4.44	6.98	9.47	—

Class R

(without sales charges)	5.02	7.41	9.95	—

Class Z

(without sales charges)	5.66	8.11	10.59	—

Class R6

(without sales charges)	5.76	8.19	N/A	10.74 (1/27/2016)

S&P 1500 Health Care Index

	-4.56	8.17	10.90	—

S&P Composite 1500 Index

	12.62	12.07	11.50	—

	Average Annual Total Returns as of 11/30/23 Since Inception (%)
		Class R6 (1/27/2016)

S&P 1500 Health Care Index		10.94

S&P Composite 1500 Index		13.36

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2013) and the account values at the end of the current fiscal year (November 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Health Sciences Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 1500 Health Care Index*—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P 1500 Health Care Index and S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Eli Lilly & Co.	Pharmaceuticals	11.0%

UnitedHealth Group, Inc.	Managed Health Care	10.9%

Merck & Co., Inc.	Pharmaceuticals	6.9%

Apellis Pharmaceuticals, Inc.	Biotechnology	5.6%

AbbVie, Inc.	Biotechnology	5.0%

AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	4.2%

Novo Nordisk A/S (Denmark), ADR	Pharmaceuticals	4.1%

Vertex Pharmaceuticals, Inc.	Biotechnology	4.0%

Argenx SE (Netherlands), ADR	Biotechnology	3.7%

Becton, Dickinson & Co.	Health Care Equipment	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Health Sciences Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned 5.66% in the 12-month reporting period that ended November 30, 2023, outperforming the -4.56 return of the S&P 1500 Health Care Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022. The healthcare sector broadly outperformed in 2022, largely driven by larger market-cap pharmaceutical and managed care companies that were able to fund their businesses with cash generated from operations.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments added to investor unease. Threats of a federal government shutdown, strikes at several US auto makers, and tensions with China made the path to slower growth and a soft landing appear more problematic. Oil prices moved higher in response to coordinated supply restraints implemented by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months while employment and home prices held firm.

•

The healthcare sector trailed the S&P 500 Index by greater than 20% on both a year-to-date and trailing one-year basis, a statistic last observed during the internet bubble in the late 1990s. The market’s recent gains have been driven almost entirely by seven stocks: Apple Inc., Microsoft Corp., Amazon.com Inc., Alphabet Inc., Nvidia Corp., Meta Platforms Inc., and Tesla Inc. As a result, healthcare stocks are currently priced below the broader market. Slowing global economic conditions should favor the

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financial resilience that characterizes many healthcare companies, yet the sector remains at a 10% discount to global equity markets, compared to an average premium of 3% over the past two decades.

What worked?

•	Stock selection in pharmaceuticals, biotechnology, and health care equipment & supplies contributed the most to absolute and relative performance during the reporting period.

•

Within pharmaceuticals, the market has been focused on the success of GLP-1s, a class of drugs shown to reduce blood sugar and promote weight loss. Jennison believes the growth potential for both Eli Lilly and Company and Novo Nordisk A/S, both in terms of magnitude and duration, is unprecedented in the sector. The Fund has been positioned appropriately, with both companies among the top individual performers during the period, along with CymaBay Therapeutics, Inc.

•

Eli Lilly has built a position as one of the two global leaders in diabetes, with blockbuster products Trulicity and the recently launched Mounjaro helping to meet the needs of this large, underserved market. As of November 30, 2023, the end of the reporting period, Mounjaro sales are the strongest for any diabetes drug ever launched. Jennison believes this drug is uniquely positioned to expand its success to the obesity market in 2024. In other key developments, in November 2023, Lilly received approval for obesity treatment tirzepatide, which the company plans to commercialize under brand name Zepbound. While Alzheimer’s disease has proven a tough market for drug developers, Lilly was awarded breakthrough designation from the U.S. Food and Drug Administration (FDA) for donanemab and recently presented Phase 3 pivotal trial data that position donanemab as the most efficacious drug in its class. Lilly has also developed franchises in dermatology, immunology, and oncology that are starting to add meaningfully to growth. Given the company’s proven history of strong commercial execution and one of the highest research and development (R&D) success rates in the industry, Jennison sees opportunities for continued success. With a lack of meaningful patent expirations for the rest of the decade, Lilly appears uniquely positioned amongst its larger-cap peers. Recent gains in Lilly’s stock price were driven in part by trial data from Novo Nordisk that validate the efficacy of the entire GLP-1 class (discussed below), and by Lilly’s strong second-quarter 2023 results, which showed Mounjaro beating sales expectations by over 30% due to Lilly’s success in achieving rapid insurance coverage for the drug.

•

Novo Nordisk, a Danish pharmaceuticals company, focuses on diabetes, obesity, NASH[1], hemophilia, CVD, and growth disorders. Novo has transitioned into the early innings of an accelerating, highly durable growth cycle, anchored by its best-in-class GLP-1 portfolio in diabetes and obesity, with potential to further penetrate other cardiometabolic diseases, all with large total addressable markets.

1 NASH is the most severe form of non-alcoholic fatty liver disease (NAFLD)

PGIM Jennison Health Sciences Fund    9

Strategy and Performance Overview* (continued)

Jennison believes the magnitude and durability of Novo’s transformative, new-product growth trend remain underappreciated by the market. The company has become one of the two fastest-growing biopharma firms globally, with game-changing new drugs in large markets (diabetes and obesity), a manageable competitive landscape (mostly duopoly dynamics with Eli Lilly for the foreseeable future), and exposure to fast-growing ex-US markets (representing over 50% of sales, growing at double digits year-over-year). Novo has historically maintained a highly productive and focused research and development engine, with several next-generation programs in diabetes, obesity, NASH, and Alzheimer’s set to read out over the next three to four years—an active and compelling pipeline, given that most of these programs are not yet priced into the company’s stock price. Recent strength in Novo’s shares was driven by very strong results from the company’s SELECT2 trial for Wegovy3, showing a 20% reduction in risk of major cardiac events. This trial firmly established that obesity is a serious disease that merits treatment, not just a lifestyle condition. The full SELECT data, presented in November, should help Novo further improve reimbursement and access to its drugs globally. The company also raised 2023 guidance when posting third-quarter 2023 results in October, likely further contributing to share-price performance.

•

CymaBay, a $2B market-cap clinical-stage biotech firm, is developing Seladelpar, a novel treatment for 2L primary biliary cholangitis (PBC), a form of chronic liver disease. The current standard of care in 2L PBC has tolerability issues and has only penetrated a fraction of the market. Earlier this year, when the Phase 3 trials for Seladelpar and its lead competitor came out, Seladelpar demonstrated a stronger response rate, a stronger biomarker normalization, and a cleaner safety/tolerability profile. Seladelpar is also the only PBC drug to demonstrate a significantly lower incidence of pruritis, a bothersome symptom that affects 60%-to-70% of PBC patients. Based on the drug’s profile, Jennison expects that Seladelpar will be able to capture the vast majority of the 2L PBC market and generate over $1.2 billion per year in peak revenues. The company is expected to file its New Drug Application with the FDA in the first quarter of 2024, with approval and launch expected in the second quarter of that year.

•

Within biotechnology, Apellis Pharmaceuticals, Inc. was a top individual performer. Apellis focuses on complement therapeutics and sells two drugs. The first, Empaveli, was approved in 2021 for the treatment of paroxysmal nocturnal hemoglobinuria (PNH), a rare, life-threatening blood disorder. The second, Syfovre, was approved in February 2023 for the treatment of geographic atrophy (GA), an advanced form of age-related macular degeneration. Supported by compelling efficacy data, Syfovre’s initial launch went extraordinarily well. Then, in July 2023, Apellis and the American Society of

2 SELECT is the first cardiovascular outcomes trial to evaluate superiority in major adverse cardiovascular events reduction for an anti-obesity medication in such a population.

3 Wegovy® is an injectable weight-loss medication for adults with obesity or excess weight with weight-related conditions.

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Retina Specialists sent a letter to retinal physicians alerting them to reports of six incidents of intraocular inflammation and vasculitis following administration of Syfovre. While the rate of complications was not viewed as alarming, given the number of patients treated, a different drug associated with vasculitis showed a large increase in rates over time, raising concerns. Orders for Syfovre temporarily fell, but Apellis identified a potential root cause and took actions to fix it. Sales recovered, and the launch resumed its strong, pre-incident trajectory. Apellis is also developinga growing pipeline of other complement therapeutics focused on rare disease and ophthalmology.

•

Within Health Care Equipment & Supplies, Stryker Corporation was a top individual contributor to performance. Stryker supplies orthopedic products and capital equipment. Shares rose on strong business trends and better-than-expected financial results. As hospital utilization trends normalize, Jennison believes the company stands to benefit further and gain market share in the large-joint orthopedic markets with the adoption of its MAKO[4] robotic platform. Additionally, Stryker should continue to realize contributions from acquisitions and product launches in the medical-surgical area. The company has established a long-term track record of growing organically and complementing its business with acquisitions. Jennison also believes the company is poised to see more meaningful margin expansion over the next few years as it recovers from the COVID-19 pandemic and supply-chain-related margin pressures. While the company appears poised for relative earnings-growth outperformance, Jennison will be watching the level of its outperformance versus consensus estimates.

What didn’t work?

•

Within the Index, health care technology and life science tools & services generated the weakest total returns during the reporting period. Security selection within these industries, as well as the Fund’s overweight in biotechnology and underweight in health care providers & services detracted modestly from performance relative to the Index.

•

The most significant individual detractors came from diverse industries and included Arcutis Biotherapeutics Inc. (biotechnology), Maravai LifeSciences Holdings Inc. (life sciences tools & services), Merck & Co. Inc. (pharmaceuticals), Phreesia Inc. (health care technology), and Syndax Pharmaceuticals Inc. (biotechnology).

•

Arcutis Biotherapeutics, a commercial stage biotech company, focuses on the development of topical therapies for the treatment of immune-mediated skin diseases, including plaque psoriasis, atopic dermatitis, seborrheic dermatitis, and scalp psoriasis. Its first product, Zoryve,a topical treatment for psoriasis with steroid-like efficacy without steroidal side effects, was approved in mid-2022. Jennison sees significant unmet need for topical skin therapies with a strong safety

4 MAKO platform allows orthopedic surgeons to pre-plan surgery using MAKO’s software and then perform the operation by guiding the robotic arm to precisely remove bone and cartilage.

PGIM Jennison Health Sciences Fund    11

Strategy and Performance Overview* (continued)

profile. Early data for Zoryve adoption showed steady growth, with increasing branded market share and increasingly favorable physician sentiment. However, slower-than-expected improvement in the company’s gross-to-net discounting and a financing overhang led to share price weakness. In October 2023, Arcutis addressed this financing overhang through an equity raise. Jennison believes that improving gross-to-net discounting, coupled with an expected strong launch in early 2024 in seborrheic dermatitis, should lead to significant share appreciation.

•

Maravai LifeSciences Holdings provides critical products to enable the development of drug therapies, vaccines, and diagnostics. Maravai is a pure-play on mRNA research and drugs, with unique technology focused on new biologic modalities. Weakness in shares was driven by a third-quarter 2023 earnings miss and a cut to 2023 guidance, resulting from biotech funding pressures and a decline in overall spending on biotech research. While Jennison believes Maravai has unique technology, the company’s end markets need to stabilize and resume growth. As a result, we exited the Fund’s position during the reporting period.

•

Merck, a global biopharmaceutical company, has developed core franchises in oncology, vaccines, cardiovascular disease, and animal health. Shares proved weak due to short-term trading dynamics, with few catalysts for stronger growth ahead of the expected launch of sotatercept for the treatment of pulmonary arterial hypertension in the first quarter of 2024. However, Jennison sees several strengths in Merck’s current position. The company’s flagship product, Keytruda, a market-leading immuno-oncology (IO) drug, is used as a front-line therapy across multiple oncology indications. Keytruda is expected to continue serving as a key growth driver for the company ahead of its 2028/29 loss of exclusivity (LOE). This, combined with a recent extension in the patent life for diabetes drug Januvia, sets the stage for mid-single-digit top-line growth beginning in late 2023. With limited binary events, above-average operating margins, and limited additional LOEs in the horizon, Merck features attractive defensive qualities. Jennison believes Merck’s ability to counter concerns regarding its mid-term Keytruda patent cliff—through a mixture of strategic business development, life-cycle management of Keytruda (through new formulations and/or novel IO combinations), and pipeline success—has been underappreciated by the market. In addition, Jennison expects an extremely strong launch for sotatercept,a potentially multibillion-dollar product that could substantially alleviate Merck’s LOE issues.

•

Phreesia provides software to improve the registration process at physicians’ offices. The company’s other revenue streams include payment processing and advertising/communications. Jennison likes Phreesia’s business model of improving productivity and labor workflows while monetizing software placements, but exited the Fund’s position during the reporting period due to slower customer growth and uneven performance.

•	Syndax focuses on oncology/hematology. The company is developing revumenib for the treatment of two mutation-related forms of acute myeloid leukemia for which no

12    Visit our website at pgim.com/investments

currently approved therapies exist. The company also is developing axatilimab for the treatment of 3L+ chronic graft-versus-host disease (cGVHD), for which existing therapies tend to be effective for only a limited period of time, with patients cycling through therapies. Jennison exited the Fund’s position during the reporting period as clinical results for revumenib came in below expectations, leaving Syndax exposed to competition.

Current outlook

•

Healthcare is a collection of several different sectors that are historically correlated to very different economic and macroeconomic cycles. Because of this, Jennison believes that, by managing a diversified group of holdings, it can adjust exposures based on different macro conditions to build an all-weather portfolio. While healthcare is often challenged in election years, the sector does not appear likely to be a primary focus of upcoming political campaigns, given the broader political and macroeconomic backdrop. Should the broader market decline, healthcare has historically offered protection, as certain parts of the sector are considered defensive. At the same time, the sector’s exposure to growth and innovation has contributed to outperformance versus broad market indexes over long-term cycles. Jennison sees ample growth drivers entering 2024, including several important clinical trial releases, further artificial intelligence adoption to accelerate and personalize healthcare, and improving access to care and effective treatments.

•

While the healthcare sector performance was in line with the broader market for the third quarter of 2023, through November 30, 2023 and trailing one-year periods, the spread between the broader market and the sector remains at the widest levels since the tech bubble of the late 1990s. As this spread narrows, Jennison expects many investable opportunities in healthcare to emerge. In addition, while the healthcare sector continues to trade at a discount to the broader equity market, it trades roughly in line with its own long-term average. Other traditionally defensive sectors currently trade at premiums to their historical valuations.

•

During the reporting period, the healthcare sector absorbed many regulatory and idiosyncratic headwinds that Jennison believes are now better understood and that put healthcare in a better position looking forward. These headwinds included a drawdown of inventories built up during pandemic-related supply-chain disruptions, and negative commentary regarding pharmaceutical and biotech spending on early-stage (and in some cases late-stage) drug development, which drove negative returns and outlooks for life sciences tools & services. Other challenges included increasing demand for obesity drugs, which raised questions regarding the long-term total addressable markets for areas such as sleep apnea and type II diabetes, leading to short-term negative results for many healthcare equipment and healthcare information technology companies. In addition, an increase in outpatient medical activity, particularly among Medicare patients, drove higher medical cost trends, which negatively affected many healthcare service providers. Given these complexities, stock selection has been—and will continue to be—key to navigating this evolving landscape. Jennison believes this volatility created an opportunity for the

PGIM Jennison Health Sciences Fund    13

Strategy and Performance Overview* (continued)

Fund’s disciplined process to exploit, driving the Fund’s strong performance relative to the Index. Jennison sees this as a sustainable trend, with attractive opportunities to continue adding value.

•

Within biopharma, the market has been focused on the success of GLP-1s and the potential downstream effects. Jennison sees enormous growth potential for Eli Lilly and Novo Nordisk in terms of magnitude and duration. While valuations on both companies’ 2023 and 2024 earnings seem rich, the premium to the sector is much smaller looking three-to-five years out, at which point the growth opportunity is likely to remain attractive relative to the rest of the sector.

•

Outside of the diabetes/obesity market, Jennison remains excited about treatments related to geographic atrophy, certain cancers that can be targeted by antibody-drug conjugates, endocrinology, immunology, epilepsy, radio therapy, neuro psych, and rare diseases.

•

While Jennison continues to favor specific medtech companies, the Fund holds reduced exposure to the industry as of the end of the period. The environment for the device segment appeared generally favorable earlier in 2023, due to a normalization in utilization, but the stocks flagged due to emerging concerns related to procedure deceleration, scrutiny in China on equipment purchasing, and negative implications from the increasing adoption of GLP-1 drugs. Jennison does expect the increased use of drug therapy for diabetes and obesity to have mixed implications for the Fund’s various device holdings, but Jennison also believes there was an overreaction on the downside for many of the medtech names exposed to this theme. While some bariatric surgeries[5] may be deferred by patients who use GLP-1s to lose weight, others who were too obese to meet the criteria for surgery may become eligible by using GLP-1s to decrease body weight. While the Type 2 diabetes population may decline over time, there will likely remain a large group of patients who are not properly treated or controlled, leaving significant room for continuous glucose monitors to be used, including in conjunction with drug therapy. Jennison will continue to monitor the various downstream impacts of GLP-1s as more data becomes available.

•

For much of 2023, Jennison was bearish on the life science tools & services industry. Earnings-per-share reports throughout the second half of 2023 bore out this opinion, with the majority of companies in the space reporting poor results and reducing 2023/2024 guidance, leading to stock declines throughout the subsector. Jennison is in the process of re-evaluating the Fund’s tools exposure into 2024 and beyond, given the underperformance of the subsector over the past two years. It appears likely that an emerging delineation between winners and losers in the space may provide fertile ground for alpha generation.

•	The healthcare sector has recently benefited from improving capital markets activity. Merger and acquisition (M&A) activity, both in terms of count and dollar size, has

5 Bariatric surgery is done when diet and exercise haven’t worked or when a patient has serious health problems because of their weight.

14    Visit our website at pgim.com/investments

notably increased. Based on the current run rate for the year, 2023 is on pace to be one of the strongest healthcare M&A years in over a decade. Jennison believes the uptick is sustainable, as cash-rich larger-cap biopharma companies continue to look to replace over $200 billion in expected lost revenues from commercial drugs that are scheduled to come off patent in the coming years. Year-to-date, the pace of activity driven by bolt-on and in-licensing deals has outpaced cost-synergy-driven acquisitions. The trend of science-led deals has benefited the Fund, which held multiple acquisition targets in 2023. In addition, as interest rates have stabilized, pharma companies looking to make deals may find comfort in the fact that the cost of capital potentially is not likely to double again over next 12-to-18 months.

•	Looking toward 2024, Jennison believes the Fund is well positioned to benefit from an acceleration in investment and innovation that is not yet reflected in the price of many stocks.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Health Sciences Fund    15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

16    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,017.70	1.15%	$5.82

	Hypothetical	$1,000.00	$1,019.30	1.15%	$5.82

Class C	Actual	$1,000.00	$1,013.50	1.97%	$9.94

	Hypothetical	$1,000.00	$1,015.19	1.97%	$9.95

Class R	Actual	$1,000.00	$1,016.10	1.46%	$7.38

	Hypothetical	$1,000.00	$1,017.75	1.46%	$7.38

Class Z	Actual	$1,000.00	$1,019.10	0.87%	$4.40

	Hypothetical	$1,000.00	$1,020.71	0.87%	$4.41

Class R6	Actual	$1,000.00	$1,019.90	0.77%	$3.90

	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Health Sciences Fund    17

Schedule of Investments

as of November 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 97.6%

COMMON STOCKS 97.6%

Biotechnology 31.2%

AbbVie, Inc.	542,084	$77,187,341
Apellis Pharmaceuticals, Inc.*(a)	1,619,107	87,221,294
Arcutis Biotherapeutics, Inc.*	3,389,514	6,236,706
Argenx SE (Netherlands), ADR*	128,436	57,874,546
Ascendis Pharma A/S (Denmark), ADR*(a)	78,854	7,919,307
BioMarin Pharmaceutical, Inc.*	181,681	16,547,505
Crinetics Pharmaceuticals, Inc.*	674,789	21,451,542
Immunovant, Inc.*	204,666	8,008,581
Karuna Therapeutics, Inc.*	76,098	14,550,699
Krystal Biotech, Inc.*	207,424	21,619,804
Morphic Holding, Inc.*	352,430	8,352,591
Neurocrine Biosciences, Inc.*	347,416	40,505,231
Savara, Inc.*(a)	4,044,530	15,571,440
Vaxcyte, Inc.*	607,402	31,445,202
Vertex Pharmaceuticals, Inc.*	176,097	62,480,977
Xenon Pharmaceuticals, Inc. (Canada)*	203,919	7,459,357

		484,432,123

Health Care Equipment 17.0%

Axonics, Inc.*	201,672	11,291,615
Baxter International, Inc.	310,858	11,215,757
Becton, Dickinson & Co.	235,363	55,588,033
Boston Scientific Corp.*	812,823	45,428,677
CONMED Corp.	67,686	7,260,677
GE HealthCare Technologies, Inc.	458,019	31,355,981
Hologic, Inc.*	213,120	15,195,456
Intuitive Surgical, Inc.*	131,457	40,862,094
Stryker Corp.	141,551	41,945,808
Tandem Diabetes Care, Inc.*	232,019	4,696,065

		264,840,163

Health Care Supplies 2.2%

Cooper Cos., Inc. (The)	103,257	34,789,348

Life Sciences Tools & Services 3.8%

QIAGEN NV*	712,772	29,337,696
Thermo Fisher Scientific, Inc.	60,254	29,871,523

		59,209,219

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    19

Schedule of Investments   (continued)

as of November 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Managed Health Care 13.8%

Centene Corp.*	217,505	$16,025,768
Humana, Inc.	59,760	28,975,234
UnitedHealth Group, Inc.	306,801	169,651,749

		214,652,751

Pharmaceuticals 29.6%

AstraZeneca PLC (United Kingdom), ADR	1,007,996	65,106,462
Cymabay Therapeutics, Inc.*	1,647,497	31,516,617
Eli Lilly & Co.	289,603	171,166,957
Marinus Pharmaceuticals, Inc.*	1,726,388	11,618,591
Merck & Co., Inc.	1,053,033	107,914,822
Novo Nordisk A/S (Denmark), ADR	617,477	62,883,858
Verona Pharma PLC (United Kingdom), ADR*(a)	699,240	9,453,725

		459,661,032

TOTAL COMMON STOCKS
(cost $1,018,077,095)		1,517,584,636

	Units

WARRANTS* 0.0%

Biotechnology

Aileron Therapeutics, Inc., Private Placement, expiring 03/29/24 (original cost $116,418; purchased 03/29/19)(f) (cost $116,418)	44,776	—

TOTAL LONG-TERM INVESTMENTS (cost $1,018,193,513)		1,517,584,636

	Shares

SHORT-TERM INVESTMENTS 6.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	85,531,293	85,531,293

See Notes to Financial Statements.

20

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $12,585,139; includes $12,486,195 of cash collateral for securities on loan)(b)(wb)	12,616,429	$12,611,382

TOTAL SHORT-TERM INVESTMENTS (cost $98,116,432)		98,142,675

TOTAL INVESTMENTS 103.9% (cost $1,116,309,945)		1,615,727,311
Liabilities in excess of other assets (3.9)%		(60,754,033)

NET ASSETS 100.0%		$1,554,973,278

Below is a list of the abbreviation(s) used in the annual report:

ADR — American Depositary Receipt

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,047,450; cash collateral of $12,486,195 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $116,418. The aggregate value of $0 is 0.0% of net assets.

(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    21

Schedule of Investments   (continued)

as of November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Biotechnology	$484,432,123	$—	$—
Health Care Equipment	264,840,163	—	—
Health Care Supplies	34,789,348	—	—
Life Sciences Tools & Services	59,209,219	—	—
Managed Health Care	214,652,751	—	—
Pharmaceuticals	459,661,032	—	—
Warrants
Biotechnology	—	—	—
Short-Term Investments
Affiliated Mutual Funds	98,142,675	—	—

Total	$1,615,727,311	$—	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2023 were as follows:

Biotechnology	31.2%
Pharmaceuticals	29.6
Health Care Equipment	17.0
Managed Health Care	13.8
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	6.3
Life Sciences Tools & Services	3.8
Health Care Supplies	2.2

Warrants	0.0 *%

103.9
Liabilities in excess of other assets	(3.9)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

22

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$13,047,450	$(12,486,195)	$561,255

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    23

Statement of Assets and Liabilities

as of November 30, 2023

Assets

Investments at value, including securities on loan of $13,047,450:
Unaffiliated investments (cost $1,018,193,513)	$1,517,584,636
Affiliated investments (cost $98,116,432)	98,142,675
Receivable for investments sold	27,236,549
Receivable for Fund shares sold	2,033,431
Tax reclaim receivable	1,058,456
Dividends receivable	418,196
Prepaid expenses	9,928

Total Assets	1,646,483,871

Liabilities

Payable for investments purchased	75,108,650
Payable to broker for collateral for securities on loan	12,486,195
Payable for Fund shares purchased	2,173,006
Management fee payable	927,435
Accrued expenses and other liabilities	605,302
Distribution fee payable	176,525
Affiliated transfer agent fee payable	24,827
Directors’ fees payable	8,653

Total Liabilities	91,510,593

Net Assets	$1,554,973,278

Net assets were comprised of:
Common stock, at par	$396,106
Paid-in capital in excess of par	987,395,540
Total distributable earnings (loss)	567,181,632

Net assets, November 30, 2023	$1,554,973,278

See Notes to Financial Statements.

24

Class A

Net asset value and redemption price per share, ($671,189,852 ÷ 18,851,776 shares of common stock issued and outstanding)	$35.60
Maximum sales charge (5.50% of offering price)	2.07

Maximum offering price to public	$37.67

Class C

Net asset value, offering price and redemption price per share, ($15,309,401 ÷ 887,147 shares of common stock issued and outstanding)	$17.26

Class R

Net asset value, offering price and redemption price per share, ($6,686,809 ÷ 200,415 shares of common stock issued and outstanding)	$33.36

Class Z

Net asset value, offering price and redemption price per share, ($779,038,956 ÷ 17,796,845 shares of common stock issued and outstanding)	$43.77

Class R6

Net asset value, offering price and redemption price per share, ($82,748,260 ÷ 1,874,400 shares of common stock issued and outstanding)	$44.15

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    25

Statement of Operations

Year Ended November 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $84,841 foreign withholding tax)	$13,672,786
Affiliated dividend income	1,455,641
Income from securities lending, net (including affiliated income of $211,653)	212,071

Total income	15,340,498

Expenses
Management fee	11,787,376
Distribution fee(a)	2,300,636
Transfer agent’s fees and expenses (including affiliated expense of $239,767)(a)	1,521,350
Custodian and accounting fees	107,289
Shareholders’ reports	82,959
Registration fees(a)	79,983
Professional fees	55,424
Directors’ fees	36,416
Audit fee	24,910
Miscellaneous	48,220

Total expenses	16,044,563
Less: Distribution fee waiver(a)	(17,540)

Net expenses	16,027,023

Net investment income (loss)	(686,525)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $35,435)	106,495,305
Foreign currency transactions	(3,993)

106,491,312

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(12,899))	(19,708,114)
Foreign currencies	33,520

(19,674,594)

Net gain (loss) on investment and foreign currency transactions	86,816,718

Net Increase (Decrease) In Net Assets Resulting From Operations	$86,130,193

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	2,086,691	161,326	52,619	—	—
Transfer agent’s fees and expenses	633,047	24,896	10,651	849,474	3,282
Registration fees	21,452	11,910	5,421	29,414	11,786
Distribution fee waiver	—	—	(17,540)	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended November 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(686,525)	$(2,894,285)
Net realized gain (loss) on investment and foreign currency transactions	106,491,312	(5,032,445)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(19,674,594)	(134,677,132)

Net increase (decrease) in net assets resulting from operations	86,130,193	(142,603,862)

Dividends and Distributions

Distributions from distributable earnings
Class A	(12,695,948)	(255,155,631)
Class C	(611,825)	(9,565,384)
Class R	(135,986)	(2,740,458)
Class Z	(12,151,965)	(254,026,720)
Class R6	(1,214,011)	(26,510,770)

	(26,809,735)	(547,998,963)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	149,629,292	268,913,813
Net asset value of shares issued in reinvestment of dividends and distributions	24,702,551	507,831,992
Cost of shares purchased	(351,025,796)	(591,978,201)

Net increase (decrease) in net assets from Fund share transactions	(176,693,953)	184,767,604

Total increase (decrease)	(117,373,495)	(505,835,221)

Net Assets:

Beginning of year	1,672,346,773	2,178,181,994

End of year	$1,554,973,278	$1,672,346,773

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    27

Financial Highlights

Class A Shares

	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$34.41	$50.57	$56.98	$44.29	$49.28
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.11)	(0.36)	(0.27)	(0.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88	(2.02)	5.65	14.39	0.03
Total from investment operations	1.81	(2.13)	5.29	14.12	(0.21)
Less Dividends and Distributions:
Distributions from net realized gains	(0.62)	(14.03)	(11.70)	(1.43)	(4.78)
Net asset value, end of year	$35.60	$34.41	$50.57	$56.98	$44.29
Total Return(b):	5.34%	(6.62)%	9.66%	32.85%	1.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$671,190	$715,299	$928,654	$905,865	$754,653
Average net assets (000)	$695,563	$757,365	$983,670	$777,602	$733,289
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.15%	1.14%	1.12%	1.14%	1.15%
Expenses before waivers and/or expense reimbursement	1.15%	1.14%	1.12%	1.14%	1.15%
Net investment income (loss)	(0.20)%	(0.32)%	(0.68)%	(0.58)%	(0.57)%
Portfolio turnover rate(d)	64%	83%	77%	45%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class C Shares

	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.14	$32.23	$40.50	$32.10	$37.50
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.20)	(0.50)	(0.42)	(0.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.91	(0.86)	3.93	10.25	(0.26)
Total from investment operations	0.74	(1.06)	3.43	9.83	(0.62)
Less Dividends and Distributions:
Distributions from net realized gains	(0.62)	(14.03)	(11.70)	(1.43)	(4.78)
Net asset value, end of year	$17.26	$17.14	$32.23	$40.50	$32.10
Total Return(b):	4.44%	(7.37)%	8.78%	31.93%	0.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,309	$17,239	$22,824	$42,813	$55,821
Average net assets (000)	$16,133	$18,679	$28,249	$45,302	$99,267
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.98%	1.97%	1.90%	1.85%	1.83%
Expenses before waivers and/or expense reimbursement	1.98%	1.97%	1.90%	1.85%	1.83%
Net investment income (loss)	(1.03)%	(1.14)%	(1.47)%	(1.27)%	(1.18)%
Portfolio turnover rate(d)	64%	83%	77%	45%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    29

Financial Highlights (continued)

Class R Shares

	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$32.39	$48.53	$55.28	$43.16	$48.36
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.22)	(0.50)	(0.43)	(0.41)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.76	(1.89)	5.45	13.98	(0.01)
Total from investment operations	1.59	(2.11)	4.95	13.55	(0.42)
Less Dividends and Distributions:
Distributions from net realized gains	(0.62)	(14.03)	(11.70)	(1.43)	(4.78)
Net asset value, end of year	$33.36	$32.39	$48.53	$55.28	$43.16
Total Return(b):	5.02%	(6.96)%	9.30%	32.38%	1.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,687	$7,173	$9,659	$10,288	$8,875
Average net assets (000)	$7,016	$7,689	$10,707	$8,952	$9,831
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.48%	1.50%	1.44%	1.49%	1.60%
Expenses before waivers and/or expense reimbursement	1.73%	1.75%	1.69%	1.74%	1.85%
Net investment income (loss)	(0.53)%	(0.68)%	(1.00)%	(0.93)%	(1.00)%
Portfolio turnover rate(d)	64%	83%	77%	45%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class Z Shares

	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$42.04	$58.61	$64.17	$49.56	$54.32
Income (loss) from investment operations:
Net investment income (loss)	0.04 (b)	(0.01)	(0.24)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31	(2.53)	6.38	16.19	0.14
Total from investment operations	2.35	(2.54)	6.14	16.04	0.02
Less Dividends and Distributions:
Distributions from net realized gains	(0.62)	(14.03)	(11.70)	(1.43)	(4.78)
Net asset value, end of year	$43.77	$42.04	$58.61	$64.17	$49.56
Total Return(c):	5.66%	(6.37)%	9.97%	33.24%	1.89%

Ratios/Supplemental Data:
Net assets, end of year (000)	$779,039	$846,631	$1,105,132	$1,208,728	$1,057,204
Average net assets (000)	$812,335	$897,541	$1,247,474	$1,018,567	$1,158,525
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.86%	0.86%	0.84%	0.85%	0.86%
Expenses before waivers and/or expense reimbursement	0.86%	0.86%	0.84%	0.85%	0.86%
Net investment income (loss)	0.09%	(0.03)%	(0.40)%	(0.29)%	(0.26)%
Portfolio turnover rate(e)	64%	83%	77%	45%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    31

Financial Highlights (continued)

Class R6 Shares

	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$42.36	$58.91	$64.40	$49.70	$54.45
Income (loss) from investment operations:
Net investment income (loss)	0.08 (b)	0.02 (b)	(0.21)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.33	(2.54)	6.42	16.22	0.16
Total from investment operations	2.41	(2.52)	6.21	16.13	0.03
Less Dividends and Distributions:
Distributions from net realized gains	(0.62)	(14.03)	(11.70)	(1.43)	(4.78)
Net asset value, end of year	$44.15	$42.36	$58.91	$64.40	$49.70
Total Return(c):	5.76%	(6.28)%	10.06%	33.33%	1.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$82,748	$86,005	$111,912	$18,058	$28,836
Average net assets (000)	$81,436	$92,150	$78,211	$22,365	$14,164
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.77%	0.77%	0.76%	0.79%	0.82%
Expenses before waivers and/or expense reimbursement	0.77%	0.77%	0.76%	0.79%	0.91%
Net investment income (loss)	0.18%	0.06%	(0.34)%	(0.17)%	(0.29)%
Portfolio turnover rate(e)	64%	83%	77%	45%	30%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Health Sciences Fund    33

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

34

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Health Sciences Fund    35

Notes to Financial Statements (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

36

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Health Sciences Fund    37

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.75% to $1 billion of average daily net assets;	0.73%

0.70% over $1 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

R	—

Z	—

R6	0.82

38

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended November 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$354,572	$4,014

C	—	435

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core

PGIM Jennison Health Sciences Fund    39

Notes to Financial Statements (continued)

Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$1,014,868,302	$1,249,746,807

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$601,810,031	$516,278,738	$—	$—	$85,531,293	85,531,293	$1,455,641

PGIM Institutional Money Market Fund(1)(b)(wb)

86,318,789	937,201,398	1,010,931,341	(12,899)	35,435	12,611,382	12,616,429	211,653	(2)

$86,318,789	$1,539,011,429	$1,527,210,079	$(12,899)	$35,435	$98,142,675		$1,667,294

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

40

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to a net operating loss.

For the year ended November 30, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

$1,810,639	$(1,810,639)

For the year ended November 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$—	$26,809,735	$—	$26,809,735

For the year ended November 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$40,553,615	$507,445,348	$—	$547,998,963

For the year ended November 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$—	$75,071,774

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$1,122,552,762	$546,642,334	$(53,467,785)	$493,174,549

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

PGIM Jennison Health Sciences Fund    41

Notes to Financial Statements (continued)

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (November 30, 2024).

Qualified Late-Year Losses	Post-October Capital Losses

$1,073,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

42

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 515,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	75,000,000

B	10,000,000

C	30,000,000

R	50,000,000

Z	150,000,000

T	70,000,000

R6	130,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	22,404	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	6	61.5

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2023:
Shares sold	895,368	$31,645,853
Shares issued in reinvestment of dividends and distributions	362,014	12,084,042
Shares purchased	(3,006,064)	(104,556,655)
Net increase (decrease) in shares outstanding before conversion	(1,748,682)	(60,826,760)
Shares issued upon conversion from other share class(es)	166,277	5,754,225
Shares purchased upon conversion into other share class(es)	(353,838)	(12,474,182)
Net increase (decrease) in shares outstanding	(1,936,243)	$(67,546,717)

PGIM Jennison Health Sciences Fund    43

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2022:
Shares sold	982,340	$34,450,186
Shares issued in reinvestment of dividends and distributions	6,390,043	240,840,737
Shares purchased	(4,829,295)	(167,194,021)
Net increase (decrease) in shares outstanding before conversion	2,543,088	108,096,902
Shares issued upon conversion from other share class(es)	174,855	6,142,815
Shares purchased upon conversion into other share class(es)	(294,963)	(9,972,681)
Net increase (decrease) in shares outstanding	2,422,980	$104,267,036

Class C
Year ended November 30, 2023:
Shares sold	121,740	$2,071,815
Shares issued in reinvestment of dividends and distributions	36,693	598,466
Shares purchased	(150,176)	(2,544,483)
Net increase (decrease) in shares outstanding before conversion	8,257	125,798
Shares purchased upon conversion into other share class(es)	(127,088)	(2,148,554)
Net increase (decrease) in shares outstanding	(118,831)	$(2,022,756)

Year ended November 30, 2022:
Shares sold	191,572	$3,401,881
Shares issued in reinvestment of dividends and distributions	495,508	9,375,017
Shares purchased	(277,260)	(5,096,189)
Net increase (decrease) in shares outstanding before conversion	409,820	7,680,709
Shares purchased upon conversion into other share class(es)	(112,124)	(2,009,056)
Net increase (decrease) in shares outstanding	297,696	$5,671,653

Class R
Year ended November 30, 2023:
Shares sold	26,271	$864,089
Shares issued in reinvestment of dividends and distributions	4,334	135,986
Shares purchased	(51,654)	(1,707,653)
Net increase (decrease) in shares outstanding	(21,049)	$(707,578)

Year ended November 30, 2022:
Shares sold	21,347	$672,516
Shares issued in reinvestment of dividends and distributions	76,979	2,740,458
Shares purchased	(75,885)	(2,465,872)
Net increase (decrease) in shares outstanding	22,441	$947,102

44

Share Class	Shares	Amount

Class Z
Year ended November 30, 2023:
Shares sold	2,241,606	$95,830,532
Shares issued in reinvestment of dividends and distributions	260,698	10,670,366
Shares purchased	(4,963,298)	(211,691,074)
Net increase (decrease) in shares outstanding before conversion	(2,460,994)	(105,190,176)
Shares issued upon conversion from other share class(es)	294,920	12,760,389
Shares purchased upon conversion into other share class(es)	(173,798)	(7,465,056)
Net increase (decrease) in shares outstanding	(2,339,872)	$(99,894,843)

Year ended November 30, 2022:
Shares sold	4,978,685	$209,738,526
Shares issued in reinvestment of dividends and distributions	4,972,061	228,366,770
Shares purchased	(8,806,012)	(377,912,802)
Net increase (decrease) in shares outstanding before conversion	1,144,734	60,192,494
Shares issued upon conversion from other share class(es)	252,428	10,402,793
Shares purchased upon conversion into other share class(es)	(115,833)	(4,919,063)
Net increase (decrease) in shares outstanding	1,281,329	$65,676,224

Class R6
Year ended November 30, 2023:
Shares sold	448,217	$19,217,003
Shares issued in reinvestment of dividends and distributions	29,430	1,213,691
Shares purchased	(715,070)	(30,525,931)
Net increase (decrease) in shares outstanding before conversion	(237,423)	(10,095,237)
Shares issued upon conversion from other share class(es)	81,453	3,573,178
Net increase (decrease) in shares outstanding	(155,970)	$(6,522,059)

Year ended November 30, 2022:
Shares sold	493,857	$20,650,704
Shares issued in reinvestment of dividends and distributions	573,292	26,509,010
Shares purchased	(945,224)	(39,309,317)
Net increase (decrease) in shares outstanding before conversion	121,925	7,850,397
Shares issued upon conversion from other share class(es)	8,657	355,192
Net increase (decrease) in shares outstanding	130,582	$8,205,589

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

PGIM Jennison Health Sciences Fund    45

Notes to Financial Statements (continued)

	Current SCA	Prior SCA

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2023. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $1,040,800, borrowed at a weighted average interest rate of 5.98%. The maximum loan outstanding amount during the period was $1,482,000. At November 30, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

46

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices, procedures and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Health sciences companies are affected by patent considerations, intense competition, pricing pressure, rapid technology change and obsolescence, changes in the demand for and costs of medical products and services, regulatory requirements of various federal and state

PGIM Jennison Health Sciences Fund    47

Notes to Financial Statements (continued)

agencies, product liability claims and other market developments. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends

48

affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small-and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered

PGIM Jennison Health Sciences Fund    49

Notes to Financial Statements (continued)

free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

50

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Health Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Health Sciences Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the four years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for the year ended November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 18, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Health Sciences Fund    51

Tax Information (unaudited)

We are advising you that during the year ended November 30, 2023, the Fund reports the maximum amount allowed per share but not less than $.62 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2023.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 106

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

PGIM Jennison Health Sciences Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 106

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund and the PGIM Rock ETF Trust; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since December 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer of the PGIM Rock ETF Trust; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

Visit our website at pgim.com/investments

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile
•	The Board noted that the Fund underperformed its benchmark index over all periods.

•	The Board noted that the Fund outperformed the Lipper Health/Biotechnology Funds Universe median, with second quartile performance, over the one-year period ended December 31, 2022.

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•

The Board also considered that the Fund outperformed its benchmark index for the year-to-date, one- and three-year periods and outperformed its peer group average for the year-to-date, one-, three-, five- and ten-year periods ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Health Sciences Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PHLAX	PHLCX	PJHRX	PHSZX	PHLQX

CUSIP	74441P502	74441P700	74441P791	74441P866	74441P775

MF188E3

PGIM JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2     Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2023.

Although central banks raised interest rates to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Stocks rallied early in the period and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 12, 2024

PGIM Jennison Utility Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-13.10	5.57	7.09	—

(without sales charges)	-8.05	6.77	7.70	—

Class C

(with sales charges)	-9.56	5.96	6.92	—

(without sales charges)	-8.72	5.96	6.92	—

Class R

(without sales charges)	-8.30	6.48	7.44	—

Class Z

(without sales charges)	-7.75	7.11	8.04	—

Class R6

(without sales charges)	-7.69	7.14	N/A	7.29 (1/26/2018)

S&P 500 Utilities Index

	-9.31	5.83	8.81	—

S&P 500 Index

	13.84	12.51	11.82	—

Average Annual Total Returns as of 11/30/23 Since Inception (%)

Class R6 (1/26/2018)

S&P 500 Utilities Index	7.02

S&P 500 Index	10.52

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Utilities Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2013) and the account values at the end of the current fiscal year (November 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Utility Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Utilities Index*—The S&P 500 Utilities Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Utilities Index and the S&P 500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

NextEra Energy, Inc.	Electric Utilities	7.3%

PG&E Corp.	Electric Utilities	6.9%

Constellation Energy Corp.	Electric Utilities	6.4%

Southern Co. (The)	Electric Utilities	5.8%

CenterPoint Energy, Inc.	Multi-Utilities	5.5%

Sempra	Multi-Utilities	5.5%

NiSource, Inc.	Multi-Utilities	4.4%

CMS Energy Corp.	Multi-Utilities	4.0%

DTE Energy Co.	Multi-Utilities	3.6%

Ameren Corp.	Multi-Utilities	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Utility Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned –7.75% in the 12-month reporting period that ended November 30, 2023, outperforming the –9.31% return of the S&P 500 Utilities Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments added to investor unease. Threats of a federal government shutdown, strikes at several US auto makers, and tensions with China made the path to slower growth and a soft landing appear more problematic. Oil prices moved higher in response to coordinated supply restraints implemented by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months while employment and home prices held firm.

•

The equity markets bounced back strongly in November as the 10-year US Treasury yield pulled back and the aforementioned political and labor issues were resolved. Oil prices retreated into the fourth quarter on rising demand concerns and disagreement within OPEC over production quotas.

•

Broadly speaking, growth sectors accounted for all of the excess returns in the market and drove the S&P 500 Index higher during the period. Cyclicals lagged the broader market, with only industrials and materials advancing, while financials eked out a very slight positive return. Defensive sectors performed worst, as all lost ground.

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•

As has often been the case over the last five years, utilities were the worst-performing sector of the market. The geopolitical tailwinds that drove investors to the safe haven of utilities in 2022 dissipated and were replaced by the much stronger headwind of rising interest rates. As rates retreated into the fourth quarter of 2023, however, utilities got a bit of a break and advanced in line with the broader market.

•

Within the Index, the independent power producers segment was the weakest segment by a very wide margin, finishing the period significantly trailing the broader utility group, while water utilities underperformed more modestly. The gas utilities segment produced the strongest performance, while electric and multi-utilities outperformed the broader group. However, all segments finished the period with negative returns.

What worked?

•

Relative to the Index, stock selection drove the Fund’s outperformance during the reporting period, particularly within multi-utilities. Centrica plc, a UK-based multi-utility, was the top contributor to returns.

•

Strong stock selection within electric utilities more than offset the negative effect of an underweight allocation to the group, leading that segment to contribute strongly to relative returns. Constellation Energy Corp., PG&E Corp., and The Southern Company, all electric utilities, were among the top contributors.

•	The Fund’s modest, but important, allocation to midstream energy (primarily focused on natural gas) was also a driver of outperformance. Targa Resources Corp. made a meaningful contribution.

•	The Fund also benefited from out-of-Index exposure to data center real estate investment trusts (REITs) and electrical equipment, as well as lack of exposure to water utilities.

What didn’t work?

•

An out-of-Index allocation to renewables was the primary detractor from the Fund’s relative returns during the reporting period, led almost entirely by NextEra Energy Partners LP, which was one of the most significant detractors.

•	Underweight exposure to gas utilities diminished relative returns as well, albeit very modestly.

Current outlook

•

While concerns about inflation and rising interest rates continue to linger, the defensive nature of utilities supports the sector’s relative returns. Inflation remains a factor for the sector, but utilities have shown that they are able to manage the impact of inflationary pressures with efficiency gains, as evidenced in earnings results. Jennison believes the value proposition for investing in utilities remains attractive, particularly given the current volatile market backdrop and rising investor concerns regarding the potential for recession.

PGIM Jennison Utility Fund    9

Strategy and Performance Overview* (continued)

•

Utility fundamentals are healthy. Jennison projects the sector will generate mid-to-high single-digit earnings growth, with commensurate dividend growth, supported by highly visible capital expenditure trajectories and improving regulatory regimes. In addition, utilities are well positioned to capitalize on the ongoing energy transition. The global quest for CO2 emissions reductions is driving increasing demand for renewable energy and electric vehicles; the consequent grid infrastructure investment needed to modernize aging networks and facilitate this evolution of electricity supply and demand should drive growth in the sector for the foreseeable future.

•

From an overall positioning standpoint, Jennison favors utilities that will produce both above-average earnings and dividend growth over the long term, as well as solid and sustainable dividend yields, and that operate in constructive regulatory environments that support timely and attractive returns on capital deployed. Jennison continues to seek out companies that can mitigate customer bill impacts by focusing on operating efficiencies, versus the common strategy of serial rate increase requests. In Jennison’s view, ‘energy transition’ investment is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy, driven by continued technological advancement, and (2) increasing public policy support driven by concerns over greenhouse gas emissions, energy security, and most recently, job creation. The many decarbonization-related financial incentives included in 2022’s Inflation Reduction Act have made the US the most attractive market for renewable energy development in the world, in Jennison’s opinion, and will likely accelerate energy transition within the US. Additionally, Jennison is finding attractive opportunities among utilities based in the UK and continental Europe, as relative valuations have lagged those of their US counterparts. Lastly, Jennison may take into account improving sustainability attributes in the expectation that such factors will become more influential in determining investment outcomes over time.

•

Many large, diversified, midstream infrastructure companies have reported numbers in line with or above expectations. The Fund’s energy infrastructure exposure is focused on midstream companies with assets Jennison expects to benefit from a strong outlook for domestic natural gas demand and global demand for US-sourced liquefied natural gas (LNG), as well as management teams that place a priority on prudently returning excess free cash flow to shareholders. In Jennison’s view, midstream companies with strong balance sheets, integrated asset systems with multiple touch points across the energy value chain, free cash flow generation, and strong ESG metrics should continue to fare well going forward.

•

Lastly, within communications infrastructure, Jennison favors data centers that are well-positioned to capitalize on two related themes: (1) robust growth from existing data demand drivers and growing contributions from generative AI, and (2) rising pricing power related to tight supply and increased value of specialization, particularly for the hyperscale market.[1] Jennison continues to see opportunities among wireless towers, given their recession-resistant business models (including inflation-adjusted

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revenues), which benefit from expanded, carrier-funded 5G network deployment. Additionally, in Europe, Jennison continues to view increasing carrier tenancy ratios on wireless towers over time as a compelling organic secular growth opportunity.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

1 Hyperscale refers to the complete mix of hardware and facilities that can scale a distributed computing environment up to thousands of servers.

PGIM Jennison Utility Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,007.00	0.83%	$4.18

	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

Class C	Actual	$1,000.00	$1,003.20	1.62%	$8.14

	Hypothetical	$1,000.00	$1,016.95	1.62%	$8.19

Class R	Actual	$1,000.00	$1,005.80	1.08%	$5.43

	Hypothetical	$1,000.00	$1,019.65	1.08%	$5.47

Class Z	Actual	$1,000.00	$1,009.10	0.55%	$2.77

	Hypothetical	$1,000.00	$1,022.31	0.55%	$2.79

Class R6	Actual	$1,000.00	$1,008.70	0.48%	$2.42

	Hypothetical	$1,000.00	$1,022.66	0.48%	$2.43

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Utility Fund    13

Schedule of Investments

as of November 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Electric Utilities 48.1%

Constellation Energy Corp.	1,514,825	$183,354,418
Edison International	1,311,150	87,833,939
Enel SpA (Italy)	7,734,941	54,661,584
Exelon Corp.	2,198,448	84,662,232
FirstEnergy Corp.	2,093,224	77,323,695
NextEra Energy, Inc.	3,624,584	212,074,410
PG&E Corp.*	11,545,120	198,229,710
Pinnacle West Capital Corp.	858,832	64,360,870
PPL Corp.	3,518,565	91,904,918
Southern Co. (The)	2,348,563	166,701,002
SSE PLC (United Kingdom)	3,454,573	80,044,113
Xcel Energy, Inc.	1,405,205	85,492,672

		1,386,643,563

Electrical Components & Equipment 1.1%

NEXTracker, Inc. (Class A Stock)*	761,725	30,956,504

Gas Utilities 0.7%

Chesapeake Utilities Corp.	219,644	20,997,966

Independent Power Producers & Energy Traders 6.2%

RWE AG (Germany)	1,917,732	82,202,097
Vistra Corp.	2,749,148	97,347,330

		179,549,427

Multi-Utilities 32.9%

Ameren Corp.	1,346,753	104,494,565
CenterPoint Energy, Inc.	5,650,379	159,736,214
Centrica PLC (United Kingdom)	40,369,989	76,078,448
CMS Energy Corp.	2,052,266	116,486,618
Dominion Energy, Inc.	669,020	30,333,367
DTE Energy Co.	1,008,172	104,960,787
Engie SA (France)	884,814	15,354,268
NiSource, Inc.	4,952,999	126,994,894
Public Service Enterprise Group, Inc.	910,153	56,820,852
Sempra	2,173,926	158,413,988

		949,674,001

See Notes to Financial Statements.

PGIM Jennison Utility Fund    15

Schedule of Investments  (continued)

as of November 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil & Gas Storage & Transportation 6.4%

Cheniere Energy, Inc.	556,273	$101,325,127
Targa Resources Corp.	916,317	82,880,873

		184,206,000

Renewable Electricity 1.1%

Drax Group PLC (United Kingdom)	5,801,040	32,005,721

Semiconductors 0.7%

First Solar, Inc.*	127,946	20,187,320

Specialized REITs 1.8%

Digital Realty Trust, Inc.	152,018	21,097,058
Equinix, Inc.	39,082	31,852,221

		52,949,279

TOTAL LONG-TERM INVESTMENTS
(cost $2,144,404,458)		2,857,169,781

SHORT-TERM INVESTMENTS 0.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	13,936,425	13,936,425
PGIM Institutional Money Market Fund(wb)	54,547	54,525

TOTAL SHORT-TERM INVESTMENTS
(cost $13,990,950)		13,990,950

TOTAL INVESTMENTS 99.5%
(cost $2,158,395,408)		2,871,160,731
Other assets in excess of liabilities 0.5%		14,759,578

NET ASSETS 100.0%		$2,885,920,309

Below is a list of the abbreviation(s) used in the annual report:

REITs—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

16

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Electric Utilities	$1,251,937,866	$134,705,697	$—
Electrical Components & Equipment	30,956,504	—	—
Gas Utilities	20,997,966	—	—
Independent Power Producers & Energy Traders	97,347,330	82,202,097	—
Multi-Utilities	858,241,285	91,432,716	—
Oil & Gas Storage & Transportation	184,206,000	—	—
Renewable Electricity	—	32,005,721	—
Semiconductors	20,187,320	—	—
Specialized REITs	52,949,279	—	—
Short-Term Investments
Affiliated Mutual Funds	13,990,950	—	—

Total	$2,530,814,500	$340,346,231	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2023 were as follows:

Electric Utilities	48.1%
Multi-Utilities	32.9
Oil & Gas Storage & Transportation	6.4
Independent Power Producers & Energy Traders	6.2
Specialized REITs	1.8
Renewable Electricity	1.1
Electrical Components & Equipment	1.1
Semiconductors	0.7

Gas Utilities	0.7%
Affiliated Mutual Funds	0.5

99.5
Other assets in excess of liabilities	0.5

100.0%

See Notes to Financial Statements.

PGIM Jennison Utility Fund    17

Statement of Assets and Liabilities

as of November 30, 2023

Assets

Investments at value:
Unaffiliated investments (cost $2,144,404,458)	$2,857,169,781
Affiliated investments (cost $13,990,950)	13,990,950
Foreign currency, at value (cost $953,013)	971,758
Receivable for investments sold	37,335,169
Dividends receivable	8,062,611
Receivable for Fund shares sold	2,578,759
Tax reclaim receivable	1,015,148
Prepaid expenses and other assets	20,245

Total Assets	2,921,144,421

Liabilities

Payable for investments purchased	25,121,215
Payable for Fund shares purchased	7,761,169
Management fee payable	1,014,919
Distribution fee payable	655,527
Accrued expenses and other liabilities	532,530
Affiliated transfer agent fee payable	130,947
Directors’ fees payable	7,805

Total Liabilities	35,224,112

Net Assets	$2,885,920,309

Net assets were comprised of:
Common stock, at par	$2,089,993
Paid-in capital in excess of par	1,982,613,559
Total distributable earnings (loss)	901,216,757

Net assets, November 30, 2023	$2,885,920,309

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share,
($2,430,864,279 ÷ 176,108,345 shares of common stock issued and outstanding)	$13.80
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price to public	$14.60

Class C

Net asset value, offering price and redemption price per share,
($41,877,569 ÷ 3,060,611 shares of common stock issued and outstanding)	$13.68

Class R

Net asset value, offering price and redemption price per share,
($76,103,470 ÷ 5,520,557 shares of common stock issued and outstanding)	$13.79

Class Z

Net asset value, offering price and redemption price per share,
($308,591,785 ÷ 22,251,935 shares of common stock issued and outstanding)	$13.87

Class R6

Net asset value, offering price and redemption price per share,
($28,483,206 ÷ 2,057,834 shares of common stock issued and outstanding)	$13.84

See Notes to Financial Statements.

PGIM Jennison Utility Fund    19

Statement of Operations

Year Ended November 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $782,850 foreign withholding tax)	$ 84,833,172
Affiliated dividend income	1,019,632
Income from securities lending, net (including affiliated income of $197,302)	364,457

Total income	86,217,261

Expenses
Management fee	13,441,222
Distribution fee(a)	8,985,361
Transfer agent’s fees and expenses (including affiliated expense of $1,522,995)(a)	3,301,880
Custodian and accounting fees	194,225
Shareholders’ reports	141,618
Professional fees	107,469
Registration fees(a)	95,101
Directors’ fees	57,265
Audit fee	24,910
Miscellaneous	88,174

Total expenses	26,437,225
Less: Distribution fee waiver(a)	(215,719)

Net expenses	26,221,506

Net investment income (loss)	59,995,755

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $94,461)	187,371,717
Foreign currency transactions	(203,353)

187,168,364

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,919))	(530,511,993)
Foreign currencies	158,467

(530,353,526)

Net gain (loss) on investment and foreign currency transactions	(343,185,162)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(283,189,407)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	7,854,581	483,624	647,156	—	—
Transfer agent’s fees and expenses	2,654,651	72,858	133,835	435,939	4,597
Registration fees	28,161	15,673	7,062	31,719	12,486
Distribution fee waiver	—	—	(215,719)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended November 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$59,995,755	$48,251,853
Net realized gain (loss) on investment and foreign currency transactions	187,168,364	220,987,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(530,353,526)	62,548,461

Net increase (decrease) in net assets resulting from operations	(283,189,407)	331,788,101

Dividends and Distributions
Distributions from distributable earnings
Class A	(227,286,737)	(387,710,979)
Class C	(4,087,644)	(7,042,810)
Class R	(7,321,462)	(11,153,927)
Class Z	(36,399,599)	(44,443,149)
Class R6	(3,497,323)	(9,394,601)

	(278,592,765)	(459,745,466)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	160,067,481	438,497,808
Net asset value of shares issued in reinvestment of dividends and distributions	269,458,520	443,508,921
Cost of shares purchased	(610,080,129)	(534,670,546)

Net increase (decrease) in net assets from Fund share transactions	(180,554,128)	347,336,183

Total increase (decrease)	(742,336,300)	219,378,818

Net Assets:

Beginning of year	3,628,256,609	3,408,877,791

End of year	$2,885,920,309	$3,628,256,609

See Notes to Financial Statements.

PGIM Jennison Utility Fund    21

Financial Highlights

Class A Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.31	$17.01	$15.97	$15.72	$14.60
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.21	0.17	0.24	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.52)	1.37	1.16	0.86	2.02
Total from investment operations	(1.25)	1.58	1.33	1.10	2.30
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.22)	(0.21)	(0.23)	(0.29)
Distributions from net realized gains	(1.02)	(2.06)	(0.08)	(0.62)	(0.89)
Total dividends and distributions	(1.26)	(2.28)	(0.29)	(0.85)	(1.18)
Net asset value, end of year	$13.80	$16.31	$17.01	$15.97	$15.72
Total Return(b):	(8.05)%	10.14%	8.46%	7.47%	17.53%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,431	$2,954	$2,888	$2,878	$2,908
Average net assets (in millions)	$2,618	$2,918	$2,895	$2,815	$2,787
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.83%	0.82%	0.83%	0.84%
Expenses before waivers and/or expense reimbursement	0.85%	0.83%	0.82%	0.83%	0.84%
Net investment income (loss)	1.88%	1.35%	1.06%	1.61%	1.92%
Portfolio turnover rate(d)	49%	56%	38%	28%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.18	$16.92	$15.89	$15.63	$14.53
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.09	0.05	0.13	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)	1.34	1.16	0.87	2.00
Total from investment operations	(1.35)	1.43	1.21	1.00	2.17
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.10)	(0.12)	(0.18)
Distributions from net realized gains	(1.02)	(2.06)	(0.08)	(0.62)	(0.89)
Total dividends and distributions	(1.15)	(2.17)	(0.18)	(0.74)	(1.07)
Net asset value, end of year	$13.68	$16.18	$16.92	$15.89	$15.63
Total Return(b):	(8.72)%	9.19%	7.72%	6.71%	16.59%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$42	$59	$55	$61	$68
Average net assets (in millions)	$48	$57	$56	$63	$77
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.63%	1.60%	1.59%	1.59%	1.59%
Expenses before waivers and/or expense reimbursement	1.63%	1.60%	1.59%	1.59%	1.59%
Net investment income (loss)	1.11%	0.58%	0.31%	0.87%	1.15%
Portfolio turnover rate(d)	49%	56%	38%	28%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    23

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.29	$17.00	$15.95	$15.70	$14.59
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.17	0.13	0.20	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)	1.36	1.16	0.86	2.01
Total from investment operations	(1.28)	1.53	1.29	1.06	2.25
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.18)	(0.16)	(0.19)	(0.25)
Distributions from net realized gains	(1.02)	(2.06)	(0.08)	(0.62)	(0.89)
Total dividends and distributions	(1.22)	(2.24)	(0.24)	(0.81)	(1.14)
Net asset value, end of year	$13.79	$16.29	$17.00	$15.95	$15.70
Total Return(b):	(8.30)%	9.81%	8.24%	7.14%	17.23%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76	$97	$84	$82	$89
Average net assets (in millions)	$86	$90	$84	$84	$83
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.11%	1.09%	1.10%	1.11%	1.11%
Expenses before waivers and/or expense reimbursement	1.36%	1.34%	1.35%	1.36%	1.36%
Net investment income (loss)	1.62%	1.05%	0.78%	1.34%	1.64%
Portfolio turnover rate(d)	49%	56%	38%	28%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class Z Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.38	$17.08	$16.02	$15.74	$14.62
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.25	0.22	0.28	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.52)	1.37	1.17	0.89	2.02
Total from investment operations	(1.21)	1.62	1.39	1.17	2.34
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.25)	(0.27)	(0.33)
Distributions from net realized gains	(1.02)	(2.06)	(0.08)	(0.62)	(0.89)
Total dividends and distributions	(1.30)	(2.32)	(0.33)	(0.89)	(1.22)
Net asset value, end of year	$13.87	$16.38	$17.08	$16.02	$15.74
Total Return(b):	(7.75)%	10.40%	8.84%	7.96%	17.83%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309	$467	$314	$323	$313
Average net assets (in millions)	$380	$402	$325	$308	$271
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.57%	0.55%	0.56%	0.57%	0.56%
Expenses before waivers and/or expense reimbursement	0.57%	0.55%	0.56%	0.57%	0.56%
Net investment income (loss)	2.19%	1.59%	1.32%	1.85%	2.18%
Portfolio turnover rate(d)	49%	56%	38%	28%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund    25

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.35	$17.05	$16.00	$15.75	$14.62
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.29	0.21	0.28	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	1.34	1.18	0.87	2.03
Total from investment operations	(1.20)	1.63	1.39	1.15	2.36
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.26)	(0.28)	(0.34)
Distributions from net realized gains	(1.02)	(2.06)	(0.08)	(0.62)	(0.89)
Total dividends and distributions	(1.31)	(2.33)	(0.34)	(0.90)	(1.23)
Net asset value, end of year	$13.84	$16.35	$17.05	$16.00	$15.75
Total Return(b):	(7.69)%	10.49%	8.85%	7.81%	17.94%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$28	$51	$66	$6	$3
Average net assets (in millions)	$29	$71	$38	$4	$3

Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.50%	0.46%	0.48%	0.52%	0.52%
Expenses before waivers and/or expense reimbursement	0.50%	0.46%	0.48%	0.63%	1.38%
Net investment income (loss)	2.09%	1.80%	1.21%	1.83%	2.24%
Portfolio turnover rate(d)	49%	56%	38%	28%	31%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Utility Fund    27

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Utility Fund    29

Notes to Financial Statements (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

30

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Utility Fund    31

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% to $250 million of average daily net assets;	0.43%
0.50% on next $500 million of average daily net assets:
0.45% on next $750 million of average daily net assets;
0.40% on next $500 million of average daily net assets;
0.35% on next $2 billion of average daily net assets;
0.325% on next $2 billion of average daily net assets;
0.30% over $6 billion of average daily net assets.

The Manager has contractually agreed, through March 31, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—

32

Class	Expense Limitations
R	—%
Z	—
R6	0.52

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.30%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended November 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$712,837	$9,159
C	—	5,941

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Jennison Utility Fund    33

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$1,538,237,087	$1,916,357,098

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$ 674,777,348	$ 660,840,923	$ —	$ —	$13,936,425	13,936,425	$1,019,632

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(wb)

$61,753,527	$ 848,384,849	$ 910,164,393	$(13,919)	$94,461	$ 54,525	54,547	$ 197,302(2)

$61,753,527	$1,523,162,197	$1,571,005,316	$(13,919)	$94,461	$13,990,950		$1,216,934

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to non deductible expenses and prior year post-financial statement adjustments.

For the year ended November 30, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

$(4,500,816)	$4,500,816

For the year ended November 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$52,438,098	$226,154,667	$—	$278,592,765

For the year ended November 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$69,836,892	$389,908,574	$—	$459,745,466

For the year ended November 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$11,510,402	$207,477,252

PGIM Jennison Utility Fund    35

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,188,904,679	$737,829,805	$(55,573,753)	$682,256,052

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

36

The RIC is authorized to issue 2,000,000,000 shares of common stock, $0.01 par value per share, 1,085,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	500,000,000
B	10,000,000
C	75,000,000
R	75,000,000
Z	100,000,000
T	250,000,000
R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	439	0.1%
Z	38,634	0.2

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	2	24.2

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2023:
Shares sold	3,109,600	$44,383,720
Shares issued in reinvestment of dividends and distributions	14,985,692	219,957,507
Shares purchased	(22,662,280)	(320,420,299)
Net increase (decrease) in shares outstanding before conversion	(4,566,988)	(56,079,072)
Shares issued upon conversion from other share class(es)	627,334	9,078,985
Shares purchased upon conversion into other share class(es)	(1,115,880)	(15,991,010)
Net increase (decrease) in shares outstanding	(5,055,534)	$(62,991,097)

PGIM Jennison Utility Fund    37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended November 30, 2022:
Shares sold	5,746,355	$90,759,313
Shares issued in reinvestment of dividends and distributions	24,173,436	374,717,399
Shares purchased	(18,454,002)	(291,381,612)
Net increase (decrease) in shares outstanding before conversion	11,465,789	174,095,100
Shares issued upon conversion from other share class(es)	715,857	11,331,923
Shares purchased upon conversion into other share class(es)	(789,738)	(12,494,450)
Net increase (decrease) in shares outstanding	11,391,908	$172,932,573

Class C
Year ended November 30, 2023:
Shares sold	510,594	$7,284,567
Shares issued in reinvestment of dividends and distributions	269,027	3,931,675
Shares purchased	(739,196)	(10,331,751)
Net increase (decrease) in shares outstanding before conversion	40,425	884,491
Shares purchased upon conversion into other share class(es)	(613,411)	(8,810,913)
Net increase (decrease) in shares outstanding	(572,986)	$(7,926,422)

Year ended November 30, 2022:
Shares sold	975,174	$15,403,974
Shares issued in reinvestment of dividends and distributions	443,227	6,832,604
Shares purchased	(452,608)	(7,050,494)
Net increase (decrease) in shares outstanding before conversion	965,793	15,186,084
Shares purchased upon conversion into other share class(es)	(600,756)	(9,459,963)
Net increase (decrease) in shares outstanding	365,037	$5,726,121

Class R
Year ended November 30, 2023:
Shares sold	393,844	$5,636,621
Shares issued in reinvestment of dividends and distributions	498,726	7,321,462
Shares purchased	(1,357,454)	(19,017,168)
Net increase (decrease) in shares outstanding	(464,884)	$(6,059,085)

Year ended November 30, 2022:
Shares sold	1,170,948	$18,505,768
Shares issued in reinvestment of dividends and distributions	719,969	11,153,927
Shares purchased	(871,606)	(13,714,984)
Net increase (decrease) in shares outstanding	1,019,311	$15,944,711

38

Share Class	Shares	Amount

Class Z
Year ended November 30, 2023:
Shares sold	5,906,271	$84,516,200
Shares issued in reinvestment of dividends and distributions	2,358,732	34,753,821
Shares purchased	(15,425,975)	(220,039,673)
Net increase (decrease) in shares outstanding before conversion	(7,160,972)	(100,769,652)
Shares issued upon conversion from other share class(es)	1,094,365	15,781,850
Shares purchased upon conversion into other share class(es)	(170,797)	(2,420,358)
Net increase (decrease) in shares outstanding	(6,237,404)	$(87,408,160)

Year ended November 30, 2022:
Shares sold	17,557,481	$281,153,407
Shares issued in reinvestment of dividends and distributions	2,664,495	41,414,505
Shares purchased	(10,761,656)	(168,140,958)
Net increase (decrease) in shares outstanding before conversion	9,460,320	154,426,954
Shares issued upon conversion from other share class(es)	768,684	12,219,452
Shares purchased upon conversion into other share class(es)	(150,012)	(2,368,522)
Net increase (decrease) in shares outstanding	10,078,992	$164,277,884

Class R6
Year ended November 30, 2023:
Shares sold	1,278,415	$18,246,373
Shares issued in reinvestment of dividends and distributions	237,138	3,494,055
Shares purchased	(2,767,089)	(40,271,238)
Net increase (decrease) in shares outstanding before conversion	(1,251,536)	(18,530,810)
Shares issued upon conversion from other share class(es)	168,839	2,361,446
Net increase (decrease) in shares outstanding	(1,082,697)	$(16,169,364)

Year ended November 30, 2022:
Shares sold	2,054,694	$32,675,346
Shares issued in reinvestment of dividends and distributions	604,678	9,390,486
Shares purchased	(3,461,046)	(54,382,498)
Net increase (decrease) in shares outstanding before conversion	(801,674)	(12,316,666)
Shares issued upon conversion from other share class(es)	49,185	771,802
Shares purchased upon conversion into other share class(es)	(17)	(242)
Net increase (decrease) in shares outstanding	(752,506)	$(11,545,106)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Jennison Utility Fund    39

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of

40

foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

PGIM Jennison Utility Fund    41

Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

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Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest and exchange rate fluctuations, liabilities for environmental damage and changes in the cost of providing specific utility services, due to its concentration in utility securities. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new

PGIM Jennison Utility Fund    43

Notes to Financial Statements (continued)

projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Utility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Utility Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the four years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for the year ended November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 18, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Utility Fund    45

Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2023, the Fund reports the maximum amount allowed per share, but not less than $1.02 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2023, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Utility Fund	100%	100%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 106

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

PGIM Jennison Utility Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 106

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund and the PGIM Rock ETF Trust; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since December 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer of the PGIM Rock ETF Trust; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

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∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on

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which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed over the one-, five- and ten-year periods.

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•

The Board noted that PGIM Investments is encouraged by the Fund’s strong returns over the long term as demonstrated by its three-year performance versus peers and its benchmark, and five-year performance versus peers.

•	The Board also considered that the Fund outperformed its benchmark in the first quarter of 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 0.52% for Class R6 shares through March 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PRUAX	PCUFX	JDURX	PRUZX	PRUQX

CUSIP	74441P858	74441P833	74441P825	74441P817	74441P726

MF105E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2023 and November 30, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $74,730 and $71,650, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(c) Tax Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(d) All Other Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2023 and November 30, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 18, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	January 18, 2024